As filed with the Securities and Exchange Commission on June 17, 2008

1933 Act Registration No. [                ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.     ☐               Post-Effective Amendment No.             ☐

(Check appropriate box or boxes)

Van Wagoner Funds, Inc.

(Exact name of Registrant as specified in charter)

3 Embarcadero Center, Suite 1120

San Francisco, CA 94111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (415) 981-9742

Susan Freund

Van Wagoner Funds, Inc.

3 Embarcadero Center, Suite 1120

San Francisco, CA 94111

(Name and Address of Agent for Service)

With copies to:

Mark D. Perlow

Kirkpatrick & Lockhart Preston Gates Ellis LLP

55 Second Street, Suite 1700

San Francisco, CA 94105

Telephone: (415) 249-1070

Facsimile: (415) 882-8220

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement goes effective under the Securities Act of 1933, as amended.

Title of Securities being registered:  Common Stock, par value $0.0001 per share.

No filing fee is due because of Registrant’s reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will go effective on July 17, 2008 pursuant to Rule 488.

VAN WAGONER FUNDS, INC.

FORM N-14

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement on Form N-14

Letter to Shareholders

Notice of Special Meeting

Part A – Proxy Statement and Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibits

Dear Van Wagoner Funds Shareholder:

As a shareholder of Growth Opportunities Fund, you are being asked to vote on a proposed reorganization that will merge your Fund into the Van Wagoner Emerging Growth Fund.  If the reorganization is approved, you will receive shares of the Emerging Growth Fund.  However, you will not incur any transaction costs as a result of the reorganization, and we do not anticipate that there will be any gain or loss for federal income tax purposes.

The reorganization plan for your Fund is part of a group of ongoing initiatives undertaken by the Board of Directors of the Funds that are designed to benefit investors by improving performance and reducing Fund expenses over time.  In addition to the proposed reorganization plan, the Board of Directors has submitted for shareholder approval a proposal to retain a new subadviser for the Emerging Growth Fund, and that Fund would have a new investment program.  The Emerging Growth Fund would have the same investment objective as your current Fund (capital appreciation) and it will focus on investments in smaller capitalization growth stocks.  Thus, if the Board’s recommendations are approved by the shareholders of the Emerging Growth Fund, the day-to-day management of that Fund will be assumed by Husic Capital Management (“Husic”), who will act as subadviser and be subject to the oversight of the Board and your Fund’s current investment adviser.  Husic is an institutional money management firm with extensive experience investing in small company stocks, and has a strong performance record for private accounts with substantially similar objectives, policies, strategies and risks to those it would employ managing the Emerging Growth Fund.

You have separately received proxy materials seeking your vote on other important matters for your Fund.  You will be asked to vote on those proposals, as well as the Reorganization Plan for your Fund contained in these materials.

We invite you to look closely at the enclosed combined Proxy Statement and Prospectus, which contains further information about the proposed reorganization, and Emerging Growth Fund.

A Special Meeting of Shareholders of the Growth Opportunities Fund will be held at 3 Embarcadero Center, Suite 1120, San Francisco, CA 94111, on August [22], 2008 to vote on a Plan of Reorganization and Termination (the “Reorganization Plan”).  The Reorganization Plan provides for (1) your Fund to transfer its assets to Emerging Growth Fund in exchange for shares of Emerging Growth Fund and the assumption by Emerging Growth Fund of your Fund’s liabilities, (2) distribution of those Emerging Growth Fund shares to you in exchange for your Fund shares, and (3) the termination of your Fund shortly afterwards (the “Reorganization”).

After careful consideration, your Board of Directors unanimously recommends that you support the Reorganization and vote “FOR” the Reorganization Plan.

Your vote is very important to us regardless of the number of shares you own.  Please review these materials and complete and return your proxy card as soon as possible.  Alternatively, you may vote by telephone or via the Internet.  It is very important that you vote and that your voting instructions be received no later than August [15], 2008.

If you have any questions after considering the enclosed materials, please call 1-866-207-3626.

Sincerely,

/s/ Susan Freund

President
The Van Wagoner Funds

[July 17], 2008

FREQUENTLY ASKED QUESTIONS

Why is a shareholder meeting being held?

The shareholder meeting is being held to ask you to approve a Plan of Reorganization and Termination (the “Reorganization Plan”) for your Fund. The Reorganization Plan provides for (1) your Fund to transfer its assets to Emerging Growth Fund, in exchange for shares of Emerging Growth Fund and the assumption by Emerging Growth Fund of your Fund’s liabilities, (2) distribution of those Emerging Growth Fund shares to you in exchange for your Fund shares, and (3) the termination of your Fund shortly afterwards (the “Reorganization”).

If approved and completed, you would become a shareholder of Emerging Growth Fund, which would change its name to the Small-Cap Fund.

Why is the Reorganization being recommended?

In May 2008, your Board of Directors (the “Board”), including all of the directors who are not “interested persons” of the Funds under the Investment Company Act of 1940 unanimously approved the Reorganization and the Reorganization Plan with respect to your Fund and the Emerging Growth Fund.  The Board determined that combining your Fund into the Emerging Growth Fund would better serve shareholders by providing you access to a new investment subadviser and new investment strategies, designed to improve performance.  The combined Fund would have the same investment objective as your Fund (capital appreciation) and, by focusing on smaller capitalization growth stocks, its strategies are similar to your Fund (which does not have the same focus on smaller capitalization stocks).  Further, the combination, and other initiatives proposed by the Board, will make the Funds more competitive with other fund offerings with similar objectives, and could further reduce expenses if they attract new investors and asset size increases.  In addition, other potential benefits of the Reorganization are that the combined fund will have potentially greater investment opportunities and market presence than your Fund; the Reorganization will eliminate duplicative expenses and can reduce associated operational costs of the Funds; and the combined fund’s viability is expected to be better than your Fund’s due to a larger asset base.

The Proxy Statement/Prospectus contains further explanation of the reasons that the Board recommends the Reorganization Plan.

How will this affect me as a shareholder?

If the Reorganization Plan is approved and completed, you would become a shareholder of Emerging Growth Fund.  There will be no sales charges, redemption fees or other transaction fees applied in connection with the Reorganization.  The Emerging Growth Fund shares that you receive will have a total net asset value equal on the closing date of the Reorganization to the total net asset value of the shares of your Fund you held as of the closing date.

At or about the same time as you are considering the Reorganization Plan for your Fund, shareholders of Emerging Growth Fund will be considering new advisory arrangements for their Fund.  Emerging Growth Fund’s investment program, if new advisory arrangements are approved by its shareholders, is described in the Proxy Statement/Prospectus.  If Emerging Growth Fund shareholders approve the new advisory arrangements, it would then change its name to the Small-Cap Fund.  If Emerging Growth Fund shareholders do not approve those arrangements, the Reorganization will not take place and you will remain a shareholder of your Fund.

How do the Emerging Growth Funds’ investment objectives and policies compare to my Fund?

If new advisory arrangements are approved by its shareholders, the Emerging Growth Fund will have a different investment subadviser and would implement a new investment program.  Husic Capital Management (“Husic”) would serve as Emerging Growth Fund’s subadviser.  Husic is a seasoned institutional investment manager with substantial experience investing in small company stocks.  It has a strong performance record for private accounts with substantially similar objectives, policies, strategies and risks to those it would employ managing the Emerging Growth Fund

The Emerging Growth Fund, under its new name, would invest primarily in common stocks of growth companies that, at the time of purchase, have market capitalizations between the smallest and largest companies in the Russell 2000 Growth Index.  The Emerging Growth Fund may continue to hold securities of companies whose market capitalizations fall outside this range as a result of market action after a security’s purchase.  The Emerging Growth Fund would invest in securities of companies that have the potential for above average long-term growth.

The Emerging Growth Fund would have the same investment objective – capital appreciation – as your Fund.  By focusing on smaller capitalization growth stocks, its strategies are similar to those followed by your Fund (which does not have the same focus on smaller capitalization stocks).

One key difference between your Fund and the Emerging Growth Fund involves the advisory arrangements.  Van Wagoner Capital Management, Inc. (“VWCM”), your Fund’s investment adviser, would serve as Emerging Growth Fund’s investment adviser.  However, Husic would serve as Emerging Growth Fund’s subadviser and would provide day-to-day investment management.  VWCM would primarily oversee Husic, as the Emerging Growth Fund’s proposed subadviser, and provide administrative and operational services.  VWCM would not provide day-to-day investment management.

Who is Husic?

Husic Capital Management, located in San Francisco, California, is a money management firm that specializes in a growth equity style for many institutional and high-net worth clients.  Husic actively manages small-, mid-, large- and all-cap portfolios, as well as market-neutral, classic hedge and concentrated growth portfolios.  The Husic investment team is headed by Frank Husic.

The Proxy Statement/Prospectus contains more information about Husic, as well as information about the portfolio manager who would oversee the Emerging Growth Fund’s investments.  It also includes, in an appendix, relevant performance information about a portfolio composite managed by Husic composed of accounts with substantially similar objectives, policies, strategies and risks to those that it would employ managing the Emerging Growth Fund.  This information is not the historical performance of any of the Funds and is no guarantee of future results.

How will the Reorganization affect Fund fees and expenses?

The Reorganization and other initiatives approved by the Board are designed to improve investment performance and reduce shareholder expenses.  With a recent decline in assets, each Fund’s expense ratio has increased from prior periods, despite the fact that the Board has taken measures to reduce the overall level of expenses incurred by the Funds.  The Reorganization is part of an effort proposed by the Board to reduce the percentage of total operating expenses that you would pay in the absence of the Reorganization.  The larger asset base of the combined fund is expected to result in a reduction of certain fund expenses for shareholders.  Moreover, the Board anticipates taking other actions that will further reduce expense levels to benefit shareholders.

More information about each Fund’s fees and expenses, both before and after the proposed Reorganization, appears in the Proxy Statement/Prospectus.  Please note that the advisory fee payable by Emerging Growth Fund would not increase or decrease based on the performance of that Fund, as is currently the case with the advisory fee paid by your Fund.

Will the Reorganization result in any federal income taxes?

We expect that neither you or your Fund will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote “FOR” the Reorganization Plan.  In making this determination, the Board considered, among other factors, the following: (1) that combining your Fund into the Emerging Growth Fund would better serve shareholders by providing you access to a new investment subadviser and new investment strategies, designed to improve performance; (2) that Emerging Growth Fund would have the same investment objective – capital appreciation – as your Fund and that, by focusing on smaller capitalization growth stocks, Emerging Growth Fund’s strategies are similar to those followed by your Fund (which does not have the same focus on smaller capitalization stocks); (3) the combination, and other initiatives proposed by the Board, will make the Funds more competitive with other fund offerings with similar objectives, and could further reduce expenses if they attract new investors and asset size increases; (4) the combined fund will have potentially greater investment opportunities and market presence than your Fund; (5) the Reorganization will eliminate duplicative expenses and can reduce associated operational costs of the Funds; and (6) the combined fund’s viability is expected to be better than your Fund’s due to a larger asset base.

Who is paying the costs of the Reorganization?

Your Fund will pay the costs associated with the Reorganization incurred prior to the closing of the Reorganization.  Any costs incurred after the closing of the Reorganization will be paid by the Emerging Growth Fund.

What happens if the Reorganization Plan is not approved?

If shareholders do not approve the Reorganization Plan, your Fund will continue as a separate mutual fund, and the Board will consider alternatives it determines to be in the best interests of your Fund and its shareholders, including liquidation of the Fund, maintaining the status quo or re-proposing the Reorganization Plan.  VWCM would then continue as your Fund’s investment adviser, with day-to-day responsibility for investment decisions, pursuant to its existing advisory agreement with the Fund.

Who is entitled to vote?

Shareholders of record on [July 7], 2008 are entitled to vote at the Special Meeting.

Who should I call for more information?

If you need more information, please call 1-866-207-3626.

How do I vote my shares?

You can vote your shares using any of the following options:

In Person: You may vote your shares in person at the Special Meeting if you attend.

By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mail in the enclosed postage-paid envelope.

By Telephone: You may vote your shares by telephone.  To do so, please have your proxy card available and call the toll-free number on the proxy card.  Enter your control number from your proxy card and follow the simple instructions.

By Internet: You may vote your shares via the Internet.  To do so, please have your proxy card available and go to the website shown on the proxy card.  Follow the simple instructions found on the website.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE VOTE PROMPTLY.

VAN WAGONER FUNDS, INC.

Growth Opportunities Fund

3 Embarcadero Center

Suite 1120

San Francisco, California 94111

(800) 228-2121

Notice of Special Meeting of Shareholders

To Be Held August [22], 2008

To Growth Opportunities Fund Shareholders:

We invite you to attend a special meeting (the “Special Meeting”) of shareholders of the Growth Opportunities Fund, a portfolio of Van Wagoner Funds, Inc. (the “Company”).  The Special Meeting will be held at the offices of Van Wagoner Capital Management, Inc. at 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, on August [22], 2008, at 10:00 a.m., local time.

The purpose of the Special Meeting is to ask you to consider the following proposal:

1.                           To approve a Reorganization Plan involving Growth Opportunities Fund and Emerging Growth Fund, each a series of the Company, and the transactions contemplated thereby, including (a) the transfer of all the assets of Growth Opportunities Fund to, and the assumption of all the liabilities of Growth Opportunities Fund by, Emerging Growth Fund in exchange solely for shares of Emerging Growth Fund, (b) the distribution of those Emerging Growth Fund shares pro rata to shareholders of the Growth Opportunities Fund and (c) the termination of Growth Opportunities Fund shortly afterwards;

2.                           To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Special Meeting and any adjournments or postponements thereof if you owned shares of Growth Opportunities Fund at the close of business on [July 7], 2008.

You have separately received proxy materials seeking your vote on other important matters for your Fund.  It is important that you vote on those proposals, as well as the Reorganization Plan contained in these materials.

Whether or not you plan to attend the Special Meeting in person, please vote your shares.  Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions on your proxy card to vote by phone or via the Internet.  You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Special Meeting.

PLEASE NOTE:  You may receive more than one proxy package if you hold shares in more than one account.  You must return separate proxy cards for separate holdings if voting by mail.  We have provided postage paid return envelopes for each, which require no postage if mailed in the United States.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY.

By Order of the Board of Directors,

/s/ Susan Freund
President

[July 17], 2008

Proxy Statement For:

Growth Opportunities Fund

(a series of Van Wagoner Funds, Inc.)

Prospectus For:

Emerging Growth Fund

(a series of Van Wagoner Funds, Inc.)

3 Embarcadero Center

Suite 1120

San Francisco, California 94111

(800) 228-2121

[July 17], 2008

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Van Wagoner Funds, Inc. (the “Company”) for a Special Meeting of Shareholders (the “Special Meeting”) of Growth Opportunities Fund (your “Fund,” and collectively with the Emerging Growth Fund, the “Funds”).  The Special Meeting will be held at the offices of Van Wagoner Capital Management, Inc. at 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, on August [22], 2008, at 10:00 a.m., local time.

The purpose of the Special Meeting is to ask you to consider the following proposal:

1.                           To approve a Plan of Reorganization and Termination (the “Reorganization Plan”) involving Growth Opportunities Fund and Emerging Growth Fund, each a series of the Company, and the transactions contemplated thereby, including (a) the transfer of all the assets of Growth Opportunities Fund to, and the assumption of all the liabilities of Growth Opportunities Fund by, Emerging Growth Fund in exchange solely for shares of Emerging Growth Fund, (b) the distribution of those Emerging Growth Fund shares pro rata to shareholders of the Growth Opportunities Fund and (c) the termination of Growth Opportunities Fund shortly afterwards (the “Reorganization”);

2.                           To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

If approved and completed, you would become a shareholder of Emerging Growth Fund.  If approved by Emerging Growth Fund’s shareholders, Van Wagoner Capital Management, Inc. (“VWCM”) would serve as Emerging Growth Fund’s investment adviser under a new advisory agreement, Husic Capital Management (“Husic”) would serve as its subadviser, and the Emerging Growth Fund would change its name to the Small-Cap Fund.

Growth Opportunities Fund and Emerging Growth Fund are series of the Company, an open-end management investment company.  This Proxy Statement/Prospectus constitutes the proxy statement of Growth Opportunities Fund for the Special Meeting and the prospectus for the shares of Emerging Growth Fund that are currently registered with the Securities and Exchange Commission (“SEC”) and are to be issued by Emerging Growth Fund in connection with the Reorganization.

If approved by Growth Opportunities Fund shareholders, the Reorganization will be effected by the transfer of all the assets of Growth Opportunities Fund in exchange solely for shares of Emerging Growth Fund and Emerging Growth Fund’s assumption of all liabilities of Growth Opportunities Fund.  On the day of the Reorganization, each Growth Opportunities Fund shareholder will receive shares of Emerging Growth Fund with the same total net asset value as his/her Growth Opportunities Fund shares.  As soon as reasonably practicable after the Reorganization is effected, Growth Opportunities Fund will be terminated.

The Reorganization will be voted upon only by Growth Opportunities Fund shareholders.  Emerging Growth Fund shareholders do not need to approve the Reorganization Plan.  However, at or about the same time as you are considering the Reorganization Plan, shareholders of Emerging Growth Fund will be considering new advisory arrangements for their Fund.  Emerging Growth Fund’s investment program, if new advisory arrangements are approved by its shareholders, is described in the Proxy Statement/Prospectus.  If Emerging Growth Fund shareholders approve the new advisory arrangements, it would then change its name to the Small-Cap Fund.  If Emerging Growth Fund shareholders do not approve those arrangements, the Reorganization will not take place and you will remain a shareholder of your Fund.

This Proxy Statement/Prospectus sets forth concisely information that a Growth Opportunities Fund shareholder should know before voting on the Reorganization Plan and should be retained for future reference.  The following additional information has been filed with the SEC and may be obtained without charge by writing or calling Van Wagoner Funds, Inc., P.O. Box 9682, Providence, Rhode Island 02940-9682, Attention: Corporate Secretary, or by calling 1-800-228-2121:

—                                         The current prospectus of Growth Opportunities Fund and Emerging Growth Fund, which has been filed with the SEC.

—                                         A Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus dated [July 17], 2008, which has been filed with the SEC and is incorporated into this Proxy Statement/Prospectus by reference.

—                                         The current Statement of Additional Information of Growth Opportunities Fund and Emerging Growth Fund, which has been filed with the SEC and is incorporated into this Proxy Statement/Prospectus by reference.

—                                         The Annual Report, dated December 31, 2007, for Growth Opportunities Fund and Emerging Growth Fund, which has been filed with the SEC and is incorporated into this Proxy Statement/Prospectus by reference.

This Proxy Statement/Prospectus was first mailed to shareholders on or about [July 21], 2008.

Shares of Growth Opportunities Fund and Emerging Growth Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

The SEC has not approved or disapproved these securities or verified the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company.

TABLE OF CONTENTS

Page

SUMMARY	1
About the Reorganization	1
Board Considerations	2
Comparison of Investment Objectives, Policies and Strategies	2
Investment Adviser and Subadviser	4
Comparative Fee Tables	5
Performance of the Funds	8
Purchases	11
Exchange Privileges	11
Redemption Procedures	12
Dividends and Other Distributions	12
Federal Income Tax Consequences	12
COMPARISON OF PRINCIPAL RISK FACTORS	12
INFORMATION RELATING TO THE REORGANIZATION	14
Description of the Reorganization Plan	14
Reasons for the Reorganization	17
Board Considerations	17
Description of the Securities to Be Issued	19
Federal Income Tax Consequences	19
Capitalization	20
INFORMATION RELATING TO VOTING MATTERS	22
General Information	22
Shareholder Approval	23
Control Persons	23
MISCELLANEOUS	23
Available Information	23
Legal Matters	23
Financial Information	23
Shareholder Inquiries	24
APPENDIX A 1 Form of Plan of Reorganization and Termination	1
APPENDIX B 1 Husic Performance Information	1
APPENDIX C 1 Shareholder Information	1
APPENDIX D 1 Additional Information About the Funds	1
APPENDIX E 1 Financial Highlights	1

i

SUMMARY

The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the attached appendices and the documents incorporated by reference into this Proxy Statement/Prospectus.

About the Reorganization

The Board, including all the directors who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), proposes that Growth Opportunities Fund reorganize into Emerging Growth Fund and that each Growth Opportunities Fund shareholder become a shareholder of Emerging Growth Fund.

If shareholders of Growth Opportunities Fund approve the Reorganization Plan, the Reorganization will involve three steps:

•                  First, Growth Opportunities Fund will transfer all of its assets to Emerging Growth Fund.  In exchange, Growth Opportunities Fund will receive shares of Emerging Growth Fund with a total net asset value equal to the total net asset value of Growth Opportunities Fund shares calculated as of the close of business on the date of closing of the Reorganization (the “Closing Date”).  Emerging Growth Fund will assume all of Growth Opportunities Fund’s liabilities.

•                  Second, Emerging Growth Fund, through its transfer agent, will open an account, if one does not already exist, for each shareholder of Growth Opportunities Fund and will credit each such account or existing account with shares of Emerging Growth Fund in an amount equal in total net asset value to the total net asset value of Growth Opportunities Fund shares that a Growth Opportunities Fund shareholder owned on the Closing Date.

•                  Growth Opportunities Fund will terminate shortly afterwards.

Approval of the Reorganization Plan will constitute approval of the above-described transfer of assets, assumption of liabilities, distribution of shares and termination of Growth Opportunities Fund.

No sales charge, redemption fee or other transaction fee of any kind will be charged to Growth Opportunities Fund shareholders in connection with the Reorganization.  Completion of the Reorganization is subject to a number of conditions, including that Emerging Growth Fund shareholders approve new advisory arrangements for their Fund.  Growth Opportunities Fund will pay the costs associated with the Reorganization incurred prior to the closing of the Reorganization.  Any costs incurred after the closing of the Reorganization will be paid by the Emerging Growth Fund.

Board Considerations

Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board has determined that the Reorganization is in the best interests of shareholders of the Funds involved and the Board has determined that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.  See “Information Relating to the Reorganization – Board Considerations.”

The Board unanimously recommends that you vote “FOR” the Reorganization Plan.  In making this determination, the Board considered, among other factors, the following:

(1) that combining your Fund into the Emerging Growth Fund would better serve shareholders by providing you access to a new investment subadviser and new investment strategies, designed to improve performance;

(2) that Emerging Growth Fund would have the same investment objective – capital appreciation – as your Fund and that, by focusing on smaller capitalization growth stocks, Emerging Growth Fund’s strategies are similar to those followed by your Fund (which does not have the same focus on smaller capitalization stocks);

(3) the combination, and other initiatives proposed by the Board, will make the Funds more competitive with other fund offerings with similar objectives, and could further reduce expenses if they attract new investors and asset size increases;

(4) the combined fund will have potentially greater investment opportunities and market presence than your Fund;

(5) the Reorganization will eliminate duplicative expenses and can reduce associated operational costs of the Funds; and

(6) the combined fund’s viability is expected to be better than your Fund’s due to a larger asset base.

Comparison of Investment Objectives, Policies and Strategies

The investment objectives of your Fund and Emerging Growth Fund are the same, as both pursue capital appreciation.

The Emerging Growth Fund’s investment program, if its shareholders approve new advisory arrangements for that Fund, are set forth below:

The Fund invests primarily in common stocks of growth companies that, at the time of purchase, have market capitalizations between the smallest and largest companies in the Russell 2000 Growth Index.  The Fund may continue to hold securities of companies whose market capitalizations fall outside this range as a result of market action after a security’s purchase.  The Fund invests in securities of companies that have the potential for above average long-term growth.

The Fund invests in securities of companies that have the potential for above-average long-term growth.  The subadviser looks for companies that offer innovative products or services, have a unique strength in specific areas such as research, product development or marketing and have strong management teams and financial resources.  The subadviser looks for these growth opportunities in every industry.  The companies in which the Fund invests may be in the developmental stage or may be older companies undergoing significant changes.  As a result, they may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

The subadviser uses fundamental analysis, as opposed to quantitative models, to evaluate stocks.  The subadviser seeks to identify fundamental or secular changes at companies or within an industry early.  Target investments are companies that, in the subadviser’s opinion, will experience revenue and earnings growth not only in excess of the market average, but also ahead of the consensus expectations of analysts and other market participants.  These insights are derived from extensive internal analysis and one-on-one meetings with management teams of companies and senior level analysts.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

Benchmark:  Russell 2000® Growth Index.

Compared to Emerging Growth Fund, your Fund’s strategies would be similar in that both pursue growth stocks, but your Fund does not have the same focus on smaller capitalization stocks.  Smaller capitalization stocks entail special risks.  See “Comparison of Principal Risk Factors” below for more information about these risks.

Shareholders of the Emerging Growth Fund are, along with their consideration of new advisory arrangements for that Fund, considering changes to that Fund’s classification as a “diversified” Fund and the elimination of its fundamental investment restrictions concerning diversification and industry concentration.  If approved, the Emerging Growth Fund would be classified as a “non-diversified” Fund and would not be limited in its ability to invest more than 25% of its total assets in securities of companies primarily engaged in the same industry.  These changes are intended to give the Emerging Growth Fund’s subadviser additional flexibility to manage that Fund in accordance with its investment style and portfolio constructions methods outlined in the Emerging Growth Fund’s strategies above.  By contrast, your Fund is classified as a “diversified” Fund and may not invest more than 25% of its total assets in securities of companies primarily engaged in the same industry.  For information about the risks resulting from these differences, see “Comparison of Principal Risk Factors” below.

Also, Emerging Growth Fund has two non-fundamental investment restrictions that your Fund does not have, although, as a practical matter, your Fund has not engaged in the activities limited below.  The non-fundamental investment restrictions are that Emerging Growth Fund may not:

1.                                       Purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund’s net assets.  Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges.  Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

2.                                       Borrow money except for temporary bank borrowings (not in excess of five percent (5%) of the value of its total assets) for emergency or extraordinary purposes, or engage in reverse repurchase agreements, or pledge any of its assets except to secure borrowings and only to an extent not greater than ten percent (10%) of the value of the Fund’s net assets; provided, however, the Fund may engage in transactions involving options.  The Fund will not purchase any security while borrowings represent more than 5% of its total assets are outstanding.

One key difference between Emerging Growth Fund and your Fund is the advisory arrangements.  VWCM, your Fund’s current investment adviser, would serve as Emerging Growth Fund’s investment adviser.  However, VWCM would primarily oversee Husic, as the Emerging Growth Fund’s subadviser, and provide administrative and operational services.  VWCM would not provide day-to-day investment management.  Rather, Husic would serve as Emerging Growth Fund’s subadviser and would provide day-to-day investment management.  More information about Husic, the portfolio manager at Husic who would oversee the Emerging Growth Fund’s investments and other matters appears below under “- Investment Adviser and Subadviser.”

Investment Adviser and Subadviser

As noted above, if approved by shareholders of Emerging Growth Fund, VWCM would serve as that Fund’s investment adviser under a new advisory agreement and Husic would serve as that Fund’s subadviser.

VWCM was organized on October 24, 1995, and currently supervises and manages your Fund, Emerging Growth Fund and Small-Cap Growth Fund (another series of the Company), overseeing administration and making day-to-day investment decisions subject to policies set by the Board.  Garrett Van Wagoner is the founder and President of VWCM and currently owns all of its outstanding common stock.  As such, he controls VWCM.  VWCM is located at Three Embarcadero Center, Suite 1120, San Francisco, California 94111.  If the new advisory arrangements for the Emerging Growth Fund and other matters are approved by shareholders of the Van Wagoner Funds, it is expected that Jay Jacobs, currently a member of the Board, would acquire an interest greater than 25% in VWCM.  As such, he would also be a controlling person of VWCM.  Mssrs. Van Wagoner and Jacobs would be responsible for overseeing Husic, as the Emerging Growth Fund’s subadviser.

Husic Capital Management, located at One Front Street, 36th Floor, San Francisco, California 94111, would, if approved by shareholders, provide investment subadvisory services to the Emerging Growth Fund, subject to the supervision of VWCM and the Board.  Husic is a California limited partnership formed in 1986 specializing in a growth equity style for many institutional and high-net worth clients.  Husic actively manages small-, mid-, large- and all-cap portfolios, as well as market-neutral, classic hedge and concentrated growth portfolios.  The Husic investment team is headed by Frank Husic.  Husic’s general partner is Frank J. Husic & Company, a California corporation.  Mr. Husic is Husic’s sole limited partner, and also controls Frank J. Husic & Company.

Mr. Husic is the Portfolio Manager who would be responsible for providing investment services to the Emerging Growth Fund.  He formed Husic in 1986 and has 35 years of industry experience.  As Managing Partner and Chief Investment Officer, he oversees all investment activities for the firm.  Previously, Mr. Husic was Senior Vice President and Director of Alliance Capital Management.  He was also President and Portfolio Manager of the Alliance Technology Fund and the Alliance International Technology Fund.  Mr. Husic earned a B.S. in Mathematics from Youngstown State University, a M.S. in Industrial Administration from Carnegie-Mellon University and a M.A. in Economics from the University of Pennsylvania.

Appendix B includes relevant performance information about a portfolio composite managed by Husic composed of accounts with substantially similar objectives, policies, strategies and risks to those that it would use to manage the Emerging Growth Fund.  This information is not the historical performance of that Fund and is no guarantee of future results.

Comparative Fee Tables

Set forth below is a comparison of each Fund’s operating expenses estimated as of March 31, 2008.  The ratios also are shown on a pro forma (estimated) combined basis, assuming the Reorganization Plan is approved.  As illustrated in the tables below, it is estimated that the percentage of total operating expenses that you pay would decrease as a result of the Reorganization, relative to total operating expenses in the absence of the Reorganization.  This is because if the Reorganization Plan is approved, the larger asset base of the combined fund is expected to result in a reduction of certain fund expenses for shareholders.  You should note that a Fund’s operating expense ratio depends, to a large degree, on total Fund assets.  If Emerging Growth Fund assets, even assuming the Reorganization is completed, continue to decrease following the Reorganization, notwithstanding the anticipated reduction of certain expenses, the Fund’s expense ratio (shown under Total Annual Fund Operating Expenses) may be higher than that shown below.  The below tables do not reflect expenses of the Reorganization borne by the Funds which, if included, would increase the expense ratios.

There are no fees or sales loads charged to your account when you buy or sell shares of a Fund.  Smaller accounts in each Fund may be subject to a $24 account servicing fee, as noted below.  Further, if you sell shares and request your money by wire transfer, there is a $10 fee.  In addition, there is a $15 annual maintenance fee for each IRA account.

Annual Fund Operating Expenses are expenses that cover the cost of operating the Fund and are paid out of Fund assets.  These expenses are borne indirectly by all shareholders.

Shareholder Fees

(paid directly from your investment)

Account Servicing Fee	$24(1)

(1)          Applies to accounts with a balance of less than $2,500 ($1,000 for IRAs and UGMA/UTMA accounts).  This fee will be deducted directly from applicable accounts, if necessary by redeeming Fund shares.  See Account Servicing Fee under Establishing an Account in Appendix D for more details.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Emerging Growth Fund*		Growth Opportunities Fund*		Combined – Emerging Growth and Growth Opportunities Funds**
Management Fees	2.20	%(1)	2.55	%(1)	1.25	%(2)
Distribution (12b-1) Fees(3)	0.25%		0.25%		0.25%
Other Expenses	6.19%		9.24%		5.79%
Total Annual Fund Operating Expenses	8.64	%(4)	12.04	%(4)	7.29%

*

Estimated, as of March 31, 2008. Due to decreases in Fund assets since the end of the 2007 fiscal year, “Other Expenses” and “Total Annual Fund Operating Expenses” have increased materially since such period.

**

Estimated, assuming the Reorganization was effected as of March 31, 2008. Estimates do not include expenses of the Reorganization borne by the Funds or expenses borne by the Funds associated with the shareholder meetings and solicitation of proxies to, among other things, approve new advisory arrangements for certain Funds. If Fund assets decrease from March 31, 2008 levels, the combined Fund’s expense ratio will be higher than shown above.

(1)

The Management Fees paid to VWCM for providing services to a Fund consist of a basic annual fee rate of 1.25% of a Fund’s average net assets over a rolling performance period plus or minus a performance adjustment. For purposes of the above table, Management Fees paid to VWCM are expressed as a percentage of a Fund’s average net assets during the first three months of 2008, not the average net assets over the rolling performance period. During this period, the performance adjustment was negative. Notwithstanding the negative performance, the Management Fees for purposes of the above table exceeded 1.25% because each Fund’s average net assets during the performance period exceeded the Fund’s average net assets during this period.  Effective July 1, 2006, VWCM voluntarily waived all management fees in excess of 1.00% of current average net assets resulting in management fees during this period equal to 1.00% of current average net assets.

(2)          The Reorganization is conditioned on Emerging Growth Fund shareholders approving new advisory arrangements for that Fund.  Under these arrangements, Emerging Growth Fund’s advisory fee would be 1.25%, without any performance adjustment (as discussed in note 1).

(3)          The maximum permitted 12b-1 fees for a Fund are 0.25% of the Fund’s daily average net assets.

(4)      As a result of VWCM’s voluntary waiver of management fees, Total Annual Fund Operating Expenses were reduced.  In addition, one or more brokers through which a Fund executes portfolio transactions may provide payments to various parties (other than VWCM) who provide services to the Fund.  Such payments would have the effect of reducing Total Annual Fund Operating Expenses.  These arrangements, however, may decrease the number of brokers through which a Fund executes transactions.  Total Annual Fund Operating Expenses during the first three months of 2008 after giving effect to VWCM’s voluntary fee waiver and broker payments were 7.04% for Emerging Growth Fund and 10.05% for Growth Opportunities Fund.  This voluntary fee waiver is not expected to continue after the Reorganization.

Expense Example

The expense examples can help you compare costs between each Fund and the pro forma combined fund (if the Reorganization Plan is approved).  The following expense examples assume that you invested $10,000 in each Fund for the periods shown, that you earned a hypothetical 5% total return each year, and that each Fund’s expenses were those in the table above.  Your costs would be the same whether you sold your shares or continued to hold them at the end of each period.  Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Growth Opportunities Fund	$1,162	$3,245	$5,046	$8,549
Emerging Growth Fund	$848	$2,453	$3,944	$7,220
Pro forma combined –Growth Opportunities Fund and Emerging Growth Fund	$721	$2,113	$3,442	$6,507

The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the combined fund would bear, whether directly or indirectly.  The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds.  The information in the previous tables should not be considered a representation of past or future expenses or rates of return; actual expenses or returns may be greater or less than those shown.

Performance of the Funds

The information below shows the performance of Growth Opportunities Fund and Emerging Growth Fund.  The bar charts and tables give some indication of the risks and volatility of investing in the Funds by showing how performance can change from year to year and how average annual returns compare with those of a broad market index.  The returns include the reinvestment of dividends and distributions.  Please note that past performance, before and after taxes, does not necessarily indicate how a Fund will perform in the future.  Investors should not expect a Fund to consistently achieve these returns in the future.

As noted above, day-to-day investment decisions for the Emerging Growth Fund would, if approved by its shareholders, be made by an investment subadviser who has not previously provided services to that Fund.

Growth Opportunities Fund

Annual Total Returns of the Fund Years Ended 12/31

2004

(13.64)%

2005

(13.11)%

2006

2.48%

2007

(11.29)%

WORST QUARTER                             (16.60)% 3rd quarter 2004

BEST QUARTER                                              17.46% 1st quarter 2006

Average Annual Total Return (as of 12/31/07)

Growth Opportunities Fund	1 Year	Since Inception 3/1/03
Return Before Taxes	(11.29)%	1.03%
Return After Taxes on Distributions(1)	(11.29)%	(0.20)%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(7.34)%	0.32%
Nasdaq Composite Index (3)	10.65%	15.97%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.

(3)

The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq-listed companies. This index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Emerging Growth Fund

Annual Total Returns of the Fund Years Ended 12/31

1998

7.98%

1999

291.15%

2000

(20.90)%

2001

(59.70)%

2002

(64.56)%

2003

47.22%

2004

(16.04)%

2005

(22.29)%

2006

10.84%

2007

(7.83)%

WORST QUARTER	(60.01)% 3rd quarter 2001
BEST QUARTER	87.83% 4th quarter 2001

Average Annual Total Return  (as of 12/31/07)

Emerging Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	(7.83)%	(0.37)%	(7.31)%
Return After Taxes on Distributions(1)	(7.83)%	(0.37)%	(7.52)%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(5.09)%	(0.32)%	(5.03)%
Nasdaq Composite Index(3)	10.65%	15.47%	5.90%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.

(3)

The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq-listed companies. This index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect deduction for fees, expenses or taxes. If the Fund’s new advisory arrangements described above are approved by its shareholders, in light of the changes to the Fund’s strategies and risks, the Fund’s benchmark would become the Russell 2000 Growth Index. It is not possible to invest directly in an index.

Purchases

Procedures to purchase shares of the Funds are identical.  Shares of each Fund are sold on a continuous basis at net asset value with no sales charges.  The net asset value of shares of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) each day the NYSE is open.  The NYSE is closed on weekends and national holidays.

Each of the Funds has the same initial and additional investment minimums, which may be waived for qualified retirement plans.  A New Account Application must be completed to open an account.  If you buy shares through a broker-dealer, financial institution or other provider, their policies and fees may differ from those of the Funds, and the intermediary may charge a fee for its services.  See “Van Wagoner Funds – Your Investment” and “Van Wagoner Funds – Other Purchase, Redemption and Exchange Policies” in Appendix D for more information about purchasing shares of the Funds.

Exchange Privileges

Procedures to exchange shares of the Funds are identical.  Shares of a Fund may be exchanged on any business day at their net asset value for shares of one or more of the other Van Wagoner Funds.  An exchange is an ordinary sale and purchase for Federal income tax purposes; you may realize a capital gain or loss.  Shares from an existing account are redeemed at the next net asset value calculated after the Funds receive your instructions in “good order.”  See “Van

Wagoner Funds – Your Investment” and “Van Wagoner Funds – Other Purchase, Redemption and Exchange Policies” in Appendix D for more information about exchanging shares of the Funds.

Redemption Procedures

Rights and procedures to redeem shares in the Funds are identical.  Shares of each Fund are redeemable on any business day at a price equal to the net asset value of the shares the next time it is calculated after a redemption request is received in good order.  Prices for shares of each Fund are usually calculated as of 4 p.m., Eastern time.  If a shareholder redeems shares through a third party, the broker-dealer, financial institution or other service provider may charge a fee to redeem the shares.  See “Van Wagoner Funds – Your Investment” and “Van Wagoner Funds – Other Purchase, Redemption and Exchange Policies” in Appendix D for more information about redeeming shares of the Funds.

Dividends and Other Distributions

Each Fund intends to pay dividends from net investment income, if any, and to distribute net realized capital gains and net gains from foreign currency transactions, if any, at least annually.  Each Fund will reinvest these dividends and other distributions in additional Fund shares unless you request otherwise in writing to the Fund.

Whether you receive dividends and other distributions in cash or reinvest them, they are generally subject to federal income tax.  In January of each year a Fund will give you an annual statement about the tax treatment of dividends and other distributions you received or reinvested during the previous year.  Because everyone’s tax situation is unique, and state and local law may also affect you, each Fund strongly suggests you consult your tax adviser.  See “Dividends, other Distributions and Taxes” in Appendix D for more information.

Federal Income Tax Consequences

Neither the Funds nor their shareholders are expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  See “Information Relating to the Reorganization – Federal Income Tax Consequences” below.

COMPARISON OF PRINCIPAL RISK FACTORS

The main risk factors for the Emerging Growth Fund, if its shareholders approve new advisory arrangements for that Fund, appear below.

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down. This may occur because the value of the investments in which the Fund invests is falling.  Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change.  The sectors of the stock market in which the Fund invests are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money, especially when the Fund’s investments are concentrated in particular holdings.

The types of companies in which the Fund invests present additional risks.  The Fund invests its assets in the securities of small- and, at times, mid-sized companies.  When small-cap or growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  The prices of small companies’ securities are generally more volatile than the prices of large companies’ securities.  This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.  There may be less information available about small-cap companies, and small-cap companies may be more difficult to value than larger companies.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply.

Because small companies may have fewer shares of stock outstanding, the ability to trade their securities may be affected by a lack of buyers and sellers in these stocks.  Some of the securities held by the Fund may be difficult or impossible to sell at the time and price desired by the subadviser.  Accordingly, the Fund may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity.  This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return – namely increased volatility – than would be the case in a diversified fund holding a larger number of securities.  Therefore, the value of the Fund can be expected to fluctuate more than if it had invested in a larger number of stocks.  If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Because the Fund holds a smaller number of individual securities, its holdings may, from time to time, be concentrated in a particular industry.  Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.  The Fund’s investments in multiple companies in a particular industry increase the Fund’s exposure to risks of the particular industry and may increase the Fund’s volatility.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders, which are likely to be treated as short-term capital gains.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

The principal risk factors above are similar to those of your Fund.  The Emerging Growth Fund focuses on growth companies and, in particular, smaller capitalization stocks.  Your Fund does not have the same focus on smaller capitalization stocks, so the risks associated with these companies, outlined in the third and fourth paragraphs above, would be greater.

In addition, if approved by its shareholders, Emerging Growth Fund would be classified as a “non-diversified” Fund and would be able to invest more than 25% of its total assets in securities of companies in the same industry.  Your Fund is classified as a “diversified” fund and may not invest more than 25% of its total assets in securities of companies in the same industry.  The risks associated with “non-diversified” classification and industry concentration are discussed in the fifth and sixth paragraphs above, and would represent additional risks currently not applicable to your Fund.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization Plan

The Board, on behalf of each Fund, has approved the Reorganization Plan.  The Reorganization Plan provides that Emerging Growth Fund is to acquire the assets and assume the liabilities of your Fund.  The following description is qualified in its entirety by reference to the Reorganization Plan, the form of which is set forth as Appendix A.

The Reorganization Plan provides the details of the Reorganization.  In essence, if the shareholders of your Fund approve the Reorganization Plan, the Reorganization will involve three steps:

•      First, Growth Opportunities Fund will transfer all of its assets to Emerging Growth Fund.  In exchange, Growth Opportunities Fund will receive shares of Emerging Growth Fund with a total net asset value equal to the total net asset value of Growth Opportunities Fund shares calculated as of the close of business on the Closing Date.  Emerging Growth Fund also will assume all of Growth Opportunities Fund’s liabilities.

•      Second, Emerging Growth Fund, through its transfer agent, will open an account, if one does not already exist, for each shareholder of Growth Opportunities Fund and will credit each such account or existing account with shares of Emerging Growth Fund in an amount equal in total net asset value to the total net asset value of Growth Opportunities Fund shares that the shareholder owned on the Closing Date.

•      Growth Opportunities Fund will terminate shortly afterwards.

In addition, at or immediately before the close of business (4:00 p.m., Eastern time) on the Closing Date (“Effective Time”), Growth Opportunities Fund will, if necessary to continue to qualify for treatment as a regulated investment company for federal tax purposes, declare and pay a distribution to its shareholders so it will have distributed substantially all (at least 98%) of its (a) investment company taxable income (computed without regard to any deduction for dividends paid), and (b) net capital gain (after reduction by any capital loss carryforward), for the current taxable year through the Effective Time.

On the Closing Date, Growth Opportunities Fund shareholders will receive corresponding shares of Emerging Growth Fund with a total net asset value equal to the total net asset value of their shares.  Because Growth Opportunities Fund is a series of a registered investment company, the shareholders of which can redeem their shares at any time for their net asset value, there are no appraisal rights for shareholders that vote against the Reorganization Plan.

The assets of Growth Opportunities Fund to be acquired by Emerging Growth Fund will consist of all assets and property Growth Opportunities Fund owns as of immediately after the close of regular trading on the NYSE, and the declaration of any dividends and/or other distributions, on the Closing Date (“Valuation Time”).  Growth Opportunities Fund assets and property include, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Growth Opportunities Fund’s books.

Notwithstanding that the investment policies and limitations of the Funds are similar, it may be necessary or desirable, as the Emerging Growth Fund transitions to its new investment program under the subadviser (if approved), for Growth Opportunities Fund to dispose of a significant portion of its investment securities prior to completion of the Reorganization, or for Emerging Growth Fund to dispose of a significant portion of the investment securities it receives in the Reorganization after completion of the Reorganization. These sales may result in the recognition of net gains for tax purposes that will have to be distributed to, and thus taxed to, shareholders of Growth Opportunities Fund (if they occur on or before the Closing Date) or of the combined fund (if they occur after the Closing Date).

Emerging Growth Fund will assume all liabilities of Growth Opportunities Fund.  However, Growth Opportunities Fund will utilize its best efforts to discharge all of its known liabilities that are due prior to the Effective Time.

The value of Growth Opportunities Fund’s assets to be acquired, and the amount of its liabilities to be assumed, by Emerging Growth Fund will be determined as of the Valuation Time in accordance with the valuation procedures described in Emerging Growth Fund’s then-current prospectus and statement of additional information.  Securities and other assets for which market quotations are not readily available will be valued by a method that the Board believes accurately reflects fair value.

Immediately after the Reorganization, each former shareholder of Growth Opportunities Fund will own shares of Emerging Growth Fund with a total net asset value equal to the total net asset value of that shareholder’s Growth Opportunities Fund shares immediately prior to the Reorganization.  Because shares of Emerging Growth Fund will be issued at net asset value in exchange for the net assets of Growth Opportunities Fund attributable to the Emerging Growth Fund shares, the Reorganization will not result in a dilution of the value of any shareholder account.

Any transfer taxes payable upon issuance of Emerging Growth Fund shares in a name other than that of the registered holder on Growth Opportunities Fund’s shareholder records as of the Effective Time will be paid by the person to whom those shares are to be issued as a condition of the transfer.  Any reporting responsibility of Growth Opportunities Fund will continue to be its responsibility up to and including the Closing Date and afterwards until it is terminated.

The completion of the Reorganization is subject to certain conditions relating to the Reorganization Plan, including the following:

•      Approval of the Reorganization Plan by the shareholders of Growth Opportunities Fund;

•      Receipt of a legal opinion described in the Reorganization Plan; and

•      Satisfaction of all conditions in the Reorganization Plan.

In addition, the Reorganization will not take place if shareholders of Emerging Growth Fund do not approve the new advisory arrangements they are considering for that Fund, which would be considered at shareholder meetings scheduled at or about the same time (subject to any necessary adjournments) shareholders of Growth Opportunities Fund are scheduled to consider the Reorganization Plan.

The Company, on behalf of either Fund, may terminate the Reorganization Plan at or prior to the Effective Time.  The Company may amend the Reorganization Plan in any manner, provided that after Growth Opportunities Fund’s shareholders approval of the Reorganization Plan, no amendment may have a material adverse effect on their interests.  Growth Opportunities Fund will pay the costs associated with the Reorganization incurred prior to the closing of the Reorganization.  Any costs incurred after the closing of the Reorganization will be paid by the Emerging Growth Fund.

Reasons for the Reorganization

The Board has determined that combining the Funds, pursuant to the Reorganization, would better serve shareholders of each Fund.  Some of the potential benefits of the Reorganization are:

(1) that combining your Fund into the Emerging Growth Fund would better serve shareholders by providing you access to a new investment subadviser and new investment strategies, designed to improve performance;

(2) that Emerging Growth Fund would have the same investment objective – capital appreciation – as your Fund and that, by focusing on smaller capitalization growth stocks, Emerging Growth Fund’s strategies are similar to those followed by your Fund (which does not have the same focus on smaller capitalization stocks);

(3) the combination, and other initiatives proposed by the Board, will make the Funds more competitive with other fund offerings with similar objectives, and could further reduce expenses if they attract new investors and asset size increases;

(4) the combined fund will have potentially greater investment opportunities and market presence than your Fund;

(5) the Reorganization will eliminate duplicative expenses and can reduce associated operational costs of the Funds; and

(6) the combined fund’s viability is expected to be better than your Fund’s due to a larger asset base.

Board Considerations

The Board has determined that the Reorganization is in the best interests of Growth Opportunities Fund and its shareholders and has approved the Reorganization Plan.  In approving the Reorganization Plan, the Board considered the following factors, among others:

(1)	the best interests of the shareholders of Growth Opportunities Fund;

(2)

that Growth Opportunities Fund’s shareholder interests would not be diluted as a result of the Reorganization (the exchanges would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Reorganization);

(3)	that, given the small size of the Funds, the combined fund provides more opportunities to achieve economies of scale for the benefit of shareholders;

(4)

that the combined fund would recognize immediate cost savings by eliminating duplicative expenses, and that over time the combined fund would be better positioned to attract new investors to increase in size and reduce expenses;

(5)	the small asset base of Growth Opportunities Fund and its failure to attract new assets, which threatens the continued viability of Growth Opportunities Fund;

(6)	the Funds’ historical performance records, expense ratios, past growth in assets, and the Board’s expectations of their future prospects;

(7)

that the Emerging Growth Fund would be managed by a subadviser with a strong performance record for private accounts with substantially similar objectives, policies, strategies and risks to those that the subadviser would use for the Emerging Growth Fund;

(8)

that the effect of the Reorganization would be to place Growth Opportunities Fund shareholders’ assets in another fund focusing on growth stocks, and that the smaller capitalization focus would be similar to Growth Opportunities Fund;

(9)	the terms and conditions of the Reorganization Plan;

(10)	the expected federal income tax consequences of the Reorganization (the Reorganization is structured to qualify as a tax-free exchange);

(11)	that the costs of the Reorganization are to be borne by the Funds; and

(12)

alternatives to the Reorganization, including liquidation of Growth Opportunities Fund, retaining Husic or another subadviser to provide day-to-day investment management to Growth Opportunities Fund or maintaining the status quo.

Similarly, the Board determined that the Reorganization was advantageous to the Emerging Growth Fund and its shareholders and that the benefits were greater than the costs.  The Board, including all of the directors who are not “interested persons” of the Funds under the 1940 Act, determined that the interests of the Emerging Growth Fund’s shareholders would not be diluted as a result of the proposed Reorganization.

After consideration of the factors mentioned above and other relevant information, at a meeting held on May 9, 2008, the Board, including all of the directors who are not “interested persons” of the Funds under the 1940 Act, determined that the Reorganization is in the best interests of Growth Opportunities Fund and Emerging Growth Fund and their shareholders and unanimously approved the Reorganization Plan and directed that it be submitted to Growth Opportunities Fund shareholders for approval.  The independent Directors were advised by independent counsel in connection with their consideration of the Reorganization.  The Board, including all of the directors who are not “interested persons” of the Funds under the 1940 Act, unanimously recommends that shareholders vote “FOR” approval of the Reorganization Plan.

Description of the Securities to Be Issued

The Company is an open-end management investment company organized as a Maryland corporation on October 18, 1995.  The Company’s Charter authorizes the Board of Directors to issue up to 1,000,000,000 shares of common stock, par value $0.0001 per share.  The common stock is divisible into an unlimited number of “series,” each of which is a separate Fund.  Each share of a Fund represents an equal proportionate interest in that Fund.  Each share of the Funds has equal voting, dividend, distribution and liquidation rights.

The Board of Directors may classify or reclassify any unissued series of shares of the Company and may designate or redesignate the name of any outstanding series of shares of the Company.  As a general matter, shares are voted in the aggregate and not by series, except where series voting would be required by Maryland law or the 1940 Act (e.g., a change in investment policy or approval of an investment advisory agreement).  All consideration received from the sale of shares of any series of the Company’s shares, together with all income, earnings, profits and proceeds, would belong to that series and would be charged with the liabilities of that series and of that series’ share of the general liabilities of the Company in the proportion that the total net assets of the series bear to the total net assets of all series of the Company’s shares.  The net asset value of a share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on shares of any series of Common Stock only out of lawfully available assets belonging to that series.  In the event of liquidation or dissolution of the Company, the holders of each series of the Company would be entitled, out of the assets of the Company available for distribution, to the assets belonging to that series.

Shares of the Company have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion.  When issued for payment as described in the Funds’ prospectus, the Funds’ shares will be fully paid and non-assessable.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or the Maryland General Corporation Law (which would be the case for voting on the Reorganization Plan).  Shareholders may not cumulate their votes in the election of directors.  Consequently the holders of more than 50% of the shares of the common stock voting for the election of directors can elect the entire Board of Directors and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The Maryland Statutes permit registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

Federal Income Tax Consequences

The exchange of Growth Opportunities Fund’s assets solely for Emerging Growth Fund’s shares and the latter’s assumption of Growth Opportunities Fund’s liabilities, followed by the distribution of those shares pro rata to Growth Opportunities Fund shareholders actually or constructively in exchange for Growth Opportunities Fund shares, is intended to qualify as a tax-free reorganization under section 368(a)(1)(C) of the

Internal Revenue Code of 1986, as amended (the “Code”).  As a condition to completion of the Reorganization, the Company will receive an opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP, the Company’s counsel (the “Opinion”), substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Company and conditioned on the Reorganization’s being completed in accordance with the Reorganization Plan, for federal income tax purposes:

(a)                        The Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(C) of the Code), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

(b)                       Growth Opportunities Fund will recognize no gain or loss on the transfer of its assets to Emerging Growth Fund in exchange solely for Emerging Growth Fund’s shares and its assumption of Growth Opportunities Fund’s liabilities or on the subsequent distribution of those shares to Growth Opportunities Fund shareholders in exchange for their shares;

(c)                        Emerging Growth Fund will recognize no gain or loss on its receipt of Growth Opportunities Fund’s assets in exchange solely for Emerging Growth Fund’s shares and its assumption of Growth Opportunities Fund’s liabilities;

(d)                       Emerging Growth Fund’s basis in each asset it receives from Growth Opportunities Fund will be the same as Growth Opportunities Fund’s basis therein immediately before the Reorganization, and Emerging Growth Fund’s holding period for each such asset will include Growth Opportunities Fund’s holding period therefor (except where Emerging Growth Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(e)                        A Growth Opportunities Fund shareholder will recognize no gain or loss on the exchange of all its Fund shares solely for Emerging Growth Fund shares pursuant to the Reorganization; and

(f)                          A Growth Opportunities Fund shareholder’s aggregate basis in the Emerging Growth Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Growth Opportunities Fund shares it actually or constructively surrenders in exchange for those Emerging Growth Fund shares, and its holding period for those Emerging Growth Fund shares will include, in each instance, its holding period for those Growth Opportunities Fund shares, provided the shareholder holds them as capital assets at the Effective Time.

Notwithstanding clauses (b) and (d), the Opinion may state that no opinion is expressed as to the Reorganization’s effect on either Fund or any Growth Opportunities Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Capitalization

The following tables show the capitalization of Growth Opportunities Fund and Emerging Growth Fund as of

March 31, 2008 and the pro forma combined capitalization of these Funds as if the Reorganization had occurred on that date.

	Growth Opportunities Fund	Emerging Growth Fund	Pro Forma Adjustments*	Pro Forma Combined*

Net Assets (000)	$4,704	$15,328	(26)	$20,006
Net Asset Value per share	$5.97	$2.90		$2.90
Shares Outstanding (000)	788	5,278	834	6,900

*   Assumes the Reorganization was consummated on March 31, 2008 and is for information purposes only.  No assurance can be given as to how many Growth Opportunities Fund shares will be received by shareholders of Growth Opportunities Fund on the date the Reorganization takes place, and the tables above should not be relied upon to reflect the number of Emerging Growth Fund shares that actually will be received on or after the consummation date.  Assumes estimated Reorganization-related expenses of $26,000 for Growth Opportunities Fund.

INFORMATION RELATING TO VOTING MATTERS

General Information

Growth Opportunities Fund will solicit proxies by mail.  Certain of the Fund’s officers and employees may solicit by telephone or personally.  The Fund will not pay these officers and employees specifically for soliciting proxies.  The Fund will bear the cost of the Special Meeting, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of Growth Opportunities Fund.  The cost of soliciting proxies is expected to be approximately $27,000.  Growth Opportunities Fund has retained the Altman Group, a proxy solicitation firm, to solicit proxies.  To reduce expenses and duplicate mail, Growth Opportunities Fund will send only one copy of this Proxy Statement/Prospectus to each household address (i.e., householding) unless it has received contrary instructions.  If you share an address with another shareholder, but wish to receive a separate copy of this Proxy Statement/Prospectus, please call 1-800-228-2121 and the Fund will promptly send you a separate copy.

In order to transact business at the Special Meeting, a quorum must be present.  A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business.  The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be voted on a proposal will constitute a quorum for the proposal.

The Special Meeting could be adjourned if, for example, a quorum does not exist or if sufficient votes to approve a proposal are not received.  For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.  The Special Meeting may be adjourned without notice other than an announcement at the Special Meeting.

If the accompanying form of proxy is executed properly and returned or properly voted over the telephone or the Internet, shares represented by it will be voted at the Special Meeting in accordance with the shareholder’s instructions.  Proxies returned with instructions to withhold authority to vote, broker “non-votes” (meaning a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or abstentions (proxies marked to indicate the shareholder is abstaining from voting on a particular matter), will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business, but will be counted against any proposal that requires the affirmative vote of a specified percentage of shareholders, and thus against the Reorganization Plan.

You may revoke your proxy at any time before it is exercised by giving the Fund’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting.  Your attendance at the Special Meeting does not automatically revoke your proxy.

Shareholder Approval

Approval of the Reorganization Plan requires the affirmative vote of two-thirds of Growth Opportunities Fund’s outstanding shares.

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting.  As of the close of business on the Record Date, Growth Opportunities Fund had [        ] shares outstanding.  Each share or fractional share is entitled to one vote or fraction thereof.

Control Persons

Appendix C sets forth those shareholders of record who owned more than 5% of Growth Opportunities Fund’s outstanding shares as of the Record Date.  [The Fund’s Officers and Directors, as a group, owned less than 1% of each of the Fund as of the Record Date.]

MISCELLANEOUS

Available Information

The Company and each Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance with these requirements file reports, proxy material and other information with the SEC.  These reports, proxy material and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549-9303. Copies of these materials also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549.

Legal Matters

Certain legal matters in connection with the issuance of Emerging Growth Fund shares as part of the Reorganization will be passed upon by Kirkpatrick & Lockhart Preston Gates Ellis LLP, 55 Second Street, Suite 1700, San Francisco, California 94105, counsel to the Company.

Financial Information

Each Fund’s financial highlights for the periods ended December 31, 2007 are intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, since inception.  The financial highlights tables appear in Appendix E.

The audited financial statements of Growth Opportunities Fund and Emerging Growth Fund, incorporated by reference in the SAI, have been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, as experts in accounting and auditing, to the extent indicated in its reports thereon which are included in the Annual Report to shareholders of the Van Wagoner Funds, Inc. for the fiscal year ended December 31, 2007.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Van Wagoner Funds in writing at the address on the cover page of this Proxy Statement/Prospectus or by telephoning (800) 228-2121.

*              *              *

SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR TO VOTE VIA TELEPHONE BY CALLING THE NUMBER ON YOUR PROXY CARD(S) OR ON THE INTERNET BY VISITING THE WEBSITE ADDRESS IDENTIFIED ON YOUR PROXY CARD(S).

APPENDIX A

Form of Plan of Reorganization and Termination

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by VAN WAGONER FUNDS, INC., a Maryland corporation (the “Company”), on behalf of Van Wagoner Growth Opportunities Fund (the “Target”) and Van Wagoner Emerging Growth Fund (the “Acquiring Fund”), each a segregated portfolio of assets (a “series”) thereof (each sometimes referred to herein as a “Fund”).  All agreements, covenants, actions, and obligations of each Fund contained herein shall be deemed to be agreements, covenants, actions, and obligations of the Company acting on its behalf, and all rights and benefits created hereunder in favor of each Fund shall inure to, and shall be enforceable by, the Company acting on its behalf.

The Company is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland and is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; and each Fund is a duly established and designated series thereof.  The Company sells shares of common stock, par value $0.0001 per share, in the Funds (the “shares”) to the public.

The Company wishes to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) (the “Regulations”)).  The reorganization will consist of (1) the transfer of Target’s assets to Acquiring Fund in exchange solely for shares in Acquiring Fund (the “Acquiring Fund Shares”) and Acquiring Fund’s assumption of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares in Target and in liquidation thereof, and (3) Target’s termination (collectively, “Reorganization”), all on the terms and conditions set forth herein.

The Company’s Articles of Incorporation (the “Articles”) permit it to vary its shareholders’ investment.  The Company does not have a fixed pool of assets each series thereof (including each Fund) is a managed portfolio of securities, and Van Wagoner Capital Management, Inc., each Fund’s investment adviser (the “Adviser”), has the authority to buy and sell securities for it.

The Company’s Board of Directors (the “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target’s issued and outstanding shares are comprised of one class of shares (the “Target Shares”).  Acquiring Fund’s shares are also comprised of one class of shares – the Acquiring Fund Shares.  The Funds’ shares are identical to each other.

1.         PLAN OF REORGANIZATION AND TERMINATION

1.1           Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (the “Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall –

(a)           issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (the “Target Value”) attributable to the Target Shares by the net asset value (computed as set forth in paragraph 2.2) (the “NAV”) of an Acquiring Fund Share; and

(b)           assume all of Target’s liabilities described in paragraph 1.3 (the “Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2           The Assets shall consist of all assets and property including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books Target owns at the Valuation Time (as defined in paragraph 2.1).

1.3           The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Plan.  Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (as defined in paragraph 3.1).

1.4           At or immediately before the Effective Time, Target shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, and (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryforward, for the current taxable year through the Effective Time.

1.5           At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and will completely liquidate.  Such distribution shall be accomplished by the Company’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto.  Each Shareholder’s account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due such Shareholder.  The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares such Shareholder owned at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records.  Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6           As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of the Company and any further actions shall be taken in connection therewith as required by applicable law.

1.7           Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.8           Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.         VALUATION

2.1           For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (the “NYSE”), and the declaration of any dividends and/or other distributions, on the date of the Closing (the “Valuation Time”), using the valuation procedures set forth in the Company’s then-current prospectus and statement of additional information and valuation procedures established by the Board, less (b) the amount of the Liabilities at the Valuation Time.

2.2           For purposes of paragraph 1.1(a), the NAV per Acquiring Fund Share shall be computed at the Valuation Time, using such valuation procedures.

2.3           All computations pursuant to paragraphs 2.1 and 2.2 shall be made by the Company’s administrator, and shall be subject to confirmation by the Company’s independent registered public accounting firm.

3.         CLOSING AND EFFECTIVE TIME

3.1           Unless the Company determines otherwise, all acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on [                   ], 2008 (the “Effective Time”). If at the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored.  The Closing shall be held at the Company’s offices or at such other place as the Company determines.

3.2           The Company shall direct the custodian of the Funds’ assets to deliver at the Closing a certificate of an authorized officer stating and verifying that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to such information on Target’s books immediately before the Closing.

3.3           The Company shall direct its transfer agent to deliver at the Closing (a) a list of the Shareholders’ names and addresses, accompanied by the number of full and fractional (rounded to the third decimal place) outstanding Target Shares owned by each Shareholder, at the Effective Time, certified by the Company’s Secretary or Assistant Secretary, and (b) a certificate of an authorized officer as to the opening of accounts in the Shareholders’ names on Acquiring Fund’s shareholder records and a confirmation, or other evidence satisfactory to the Company, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target’s account on those records.

4.         CONDITIONS PRECEDENT

4.1           The Company’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)           At the Effective Time, the Company, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms), and on delivery and payment for the Assets, the Company, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(b)           Target is not in material violation of, and the adoption of this Plan and consummation of the Reorganization will not conflict with or materially violate, any provision of Maryland law, the Articles or the Company’s By-Laws (collectively, the “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Company, with respect to Target or on its behalf, is a party or by which it is bound, nor will such adoption and consummation result in the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Company, with respect to Target or on its behalf, is a party or by which it is bound;

(c)           All material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Company, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Company’s knowledge, threatened against the Company, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Company, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or its ability to consummate the transactions herein contemplated;

(e)           Target’s statement of assets and liabilities (including schedule of investments), statement of operations, and statement of changes in net assets (collectively, the “Statements”) at and for the fiscal year ended December 31, 2007, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm (“Tait”), and are in accordance with generally accepted accounting principles consistently applied (“GAAP”); and such Statements present fairly, in all material respects, Target’s financial condition at such date in accordance with GAAP, and there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein;

(f)            Since December 31, 2007, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change;

(g)           All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records, as provided in paragraph 3.3; and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(h)           At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, the “Returns”) of Target required by law to have been filed by such time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such Returns shall have been paid or provision shall have been made for the payment thereof, and to the best of the Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to such Returns;

(i)            Target is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year ending at the Effective Time), Target has met (or for such year will meet) the requirements of Part I of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(j)            Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (the “Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(i); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of such section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and the Company believes, based on its review of each Fund’s investment portfolio, that most of Target’s assets are consistent with Acquiring Fund’s investment objective and policies, both as of the date hereof and as of the Effective Time, and thus can be transferred to and held by Acquiring Fund;

(k)           At the Effective Time, at least 33 1/3% of Target’s portfolio assets will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions, and Target did not and will not alter its portfolio in connection with the Reorganization to meet such 33 1/3% threshold;

(l)            Target incurred the Liabilities in the ordinary course of its business;

(m)          Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(n)           During the five-year period ending at the Effective Time, (1) neither Target nor any person “related” (within the meaning of section 1.368-1(e)(3) of the

Regulations) (“Related”) to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Target Shares other than normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561) referred to in sections 852(a)(1) and 4982(c)(1)(A); and

(o)           Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

4.2           The Company’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)           No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b)           Acquiring Fund is not in material violation of, and the adoption of this Plan and consummation of the Reorganization will not conflict with or materially violate, any provision of Maryland law, the Governing Documents, or any Undertaking to which the Company, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound, nor will such adoption and consummation result in the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Company, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

(c)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Company’s knowledge, threatened against the Company, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Company, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(d)           Acquiring Fund’s Statements at and for the fiscal year(s) ended December 31, 2007, have been audited by Tait and are in accordance with GAAP; and such Statements present fairly, in all material respects, Acquiring Fund’s financial condition at such date in accordance with GAAP, and there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein;

(e)           Since December 31, 2007, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change;

(f)            All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares;

(g)           At the Effective Time, all Returns of Acquiring Fund required by law to have been filed by such time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such Returns shall have been paid or provision shall have been made for the payment thereof, and to the best of the Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to such Returns;

(h)           Acquiring Fund is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that includes the Effective Time), Acquiring Fund has met (or for such year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852; Acquiring Fund intends to continue to meet all such requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i)            Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no intention to change, such line of business; and at the Effective Time, (1) at least 33 1/3% of Target’s portfolio assets will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions, and (2) except as contemplated by and disclosed in the Registration Statement (as defined in paragraph 4.3(a), Acquiring Fund has no plan or intention to change its investment objective or any of its investment strategies, policies, risks, or restrictions after the Reorganization;

(j)            Following the Reorganization, Acquiring Fund (1) will continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(k)           Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person Related to it, have any plan or intention to acquire during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

(l)            There is no plan or intention for Acquiring Fund to be dissolved or merged into a statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(m)          Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

(n)           During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person Related to it will have acquired Target Shares with consideration other than Acquiring Fund Shares;

(o)           Assuming satisfaction of the condition in paragraph 4.1(o), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

(p)           The Acquiring Fund Shares to be issued and delivered to Target hereunder for the benefit of the Shareholders will have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Company.

4.3           The Company’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)           No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws for the Company’s adoption and performance of this Plan, except for (1) the filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (the “Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required subsequent to the Effective Time;

(b)           The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c)           The Company’s management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(d)           To the best of the Company’s management’s knowledge, at the record date for Target’s shareholders entitled to vote on approval of this Plan, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of the Target Shares at such date;

(e)           The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(f)            The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

(g)           There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

(h)           Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (2) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982) will be included as assets it held immediately before the Reorganization;

(i)            None of the compensation received by any Shareholder who or that is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(j)            Immediately after the Reorganization, the Shareholders will not own shares constituting “control” (as defined in section 304(c)) of Acquiring Fund;

(k)           No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Adviser, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (the “Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(l)            The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1(n), 4.2(k), and 4.2(n) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time;

(m)          All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Company to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the

1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

(n)           At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

(o)           The Company shall have called a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein;

(p)           The Company shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP (“Counsel”) as to the federal income tax consequences mentioned below (the “Tax Opinion”).  In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Company made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel.  The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(1)           Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(2)           Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3)           Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(4)           Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5)           A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(6)           A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.         EXPENSES

All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund.  Subject to satisfaction of the condition contained in paragraph 4.3(k), the Target Fund shall bear all other Reorganization Expenses, including (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Target’s proxy materials and Acquiring Fund’s prospectus and (2) legal, accounting, and securities registration fees.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in such Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.         TERMINATION

The Board may terminate this Plan and abandon the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7.         AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target’s shareholders’ approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

8.         MISCELLANEOUS

8.1           This Plan shall be construed and interpreted in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2           Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Plan.

8.3           Notice is hereby given that this instrument is adopted on behalf of the Company’s Directors solely in their capacities as directors, and not individually, and that the Company’s obligations under this instrument are not binding on or enforceable against any of its Directors, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the respective Funds’ property.  The Company, in asserting any rights or claims under this Plan on either Fund’s behalf, shall look only to the other Fund’s property in settlement of such rights or claims and not to the property of any other series or to such Directors, officers, or shareholders.

8.4           Any term or provision of this Plan that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

APPENDIX B

Husic Performance Information

The following tables contain certain performance information for a composite managed by Husic.  The composite consists of all discretionary, fee-paying accounts managed by Husic with substantially similar objectives, policies, strategies and risks to those that Husic would, if approved by shareholders, use for the Emerging Growth Fund (the “Small-Cap Growth Strategy”).  Please see the footnotes to the tables below for more information about the selection criteria used for the composite.  The annual return data are presented for each calendar year since the inception of the composite (January 1, 1989), as well as year-to-date information through March 31, 2008.  Average annual total returns are presented for the one-, three-, and five-year periods ended March 31, 2008 and since inception.

The performance information is limited and may not reflect performance in all economic cycles.  The private accounts in the composite were not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies such as the Funds, including those under the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected the performance of the private accounts in the composites.

The composite performance information below is presented:  (i) reflecting deduction (“net”) of representative management fees, as described in the footnotes to the tables, and (ii) before (“gross” of) advisory fees, custody charges, withholding taxes and other indirect expenses that may be applicable to the Emerging Growth Fund, but after commissions and trading expenses.  The representative management fees shown below are those of the accounts in the composite and are not the same as the Emerging Growth Fund’s expenses.  It is expected that the Emerging Growth Fund’s expenses would be higher than the representative fees shown below; if the table below reflected expenses of the Emerging Growth Fund, performance would be lower.

This performance information is not the historical performance of the Emerging Growth Fund.  Past performance is no guarantee of future results, and the past performance of Husic’s composite is not indicative of the future performance of the Emerging Growth Fund.

Husic Small-Cap Growth Strategy

Annualized Performance:

	1-Year	3-Years	5-Years	10-Years	Inception (1)
HCM Small-Cap Growth Composite - Net	2.3	14.5	24.5	10.1	12.9
HCM Small-Cap Growth Composite - Gross	3.2	15.5	25.5	11.0	13.7
Russell 2000® Growth Index	-8.9	5.7	14.2	1.8	7.4

(1) Since inception: 1/1/89

Calendar Year Performance:

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
HCM Small Cap Growth Composite - Net	14.9	23.2	18.2	3.3	85.7	-38.9	-19.4	-20.2	96.9	28.8
HCM Small Cap Growth Composite - Gross	15.9	24.2	19.2	4.0	87.1	-38.6	-18.8	-19.6	98.3	29.5
Russell 2000® Growth Index	7.1	13.4	4.2	14.3	48.5	-30.3	-9.2	-22.4	43.1	1.2

For the three-month period ended March 31, 2008, returns were:

HCM Small-Cap Growth Composite – Net	-8.7%
HCM Small-Cap Growth Composite – Gross	-8.5%
Russell 2000® Growth Index	-12.8%

Sources:  Husic Capital Management (Composite Returns & Calculations), FactsetResearch Systems (Index Returns)

1. Basis of Presentation –The presentation of investment performance sets forth the time-weighted rates of return (US$) for the Composite.  The Composite was created on January 1, 2000.  The returns are presented for the performance periods from January 1, 1989 (inception of Composite) through March 31, 2008 and are outlined in the notes below.  Past performance may not be an indication of future results and may differ for future time periods.

2. Selection Criteria – The Composite includes all tax-exempt portfolios managed on a fully discretionary basis according to an investment strategy which seeks to exceed the investment results of the Russell 2000® Growth Index.  This strategy seeks to build a diversified portfolio of equity securities that will control risk to a level consistent with generating superior, long-term investment returns.  The minimum account size required to be included in the Composite is $5 million.  As of March 31, 2008, the Composite contains five or fewer accounts and total Composite assets are $34.3 million, which represent 7.2% of Husic’s total assets under management.  Eligible new portfolios are generally added to the Composite at the end of the first calendar month that the account is managed.

3. Calculation Methodology – Husic consistently values all accounts on a trade date basis and, at a minimum, monthly.  Securities are valued at fair market value.  Where market quotations are readily available, securities are valued thereon (using closing quotations when available), provided such quotations adequately reflect, in the judgment of Husic, the fair value of securities.  Composite performance results include the reinvestment of dividends and interest.  For the historical time period from January 1, 1989 to December 31, 2001, Composite returns were calculated using a beginning market value-weighted composite return methodology which computes returns monthly by weighting each account’s monthly return by its beginning market value as a percent of the total Composite beginning market value.  Beginning January 1, 2002, Composite returns were calculated using an aggregate return method which combines all of the assets and cash flows of the Composite member accounts as if the composite were one portfolio.  Annual returns are calculated by geometrically linking the monthly returns.  Annualized returns are the geometric average of the corresponding time period’s cumulative return.  Returns are presented both i) gross of investment advisory (management) fees, and ii) net of investment advisory fees as described below.  All Composite returns are time-weighted rates of return which are net of commissions and transaction costs and gross of custodial fees.

4. Description of Benchmark – The Russell 2000 Growth Index measures the performance of the 2,000 smallest companies in the Russell 3000 Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe.  The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  The benchmark is provided for comparative purposes only.  Index returns assume reinvestment of dividends and do not have fees deducted.  It is not possible to invest directly in an index.

5. Management Fees – Management fees are based on the level of assets managed.  For accounts included in this Composite, the annual fees generally varied from 0.5% of assets to 2.0% of assets.

APPENDIX C

Shareholder Information

As of [July 7], 2008 (the Record Date), the following shareholders of record owned five percent or more of the outstanding shares of the Growth Opportunities Fund:

[to come]

C-1

APPENDIX D

Additional Information About the Funds

Van Wagoner Funds: Your Investment

Here is what you need to know about opening and maintaining your account with Van Wagoner Funds.

How Shares Are Priced

When you buy or sell (redeem) Fund shares, the Funds will price your transaction at the next net asset value (“NAV”) calculated after the Funds receive your request in good order. See “Other Purchase, Redemption and Exchange Policies” on page [XX] for a definition of “good order.” You pay no front-end sales charge, commission or redemption fee (except for a $10 fee for redemptions made by wire and a $15 annual maintenance fee per IRA account).

The Funds calculate NAV, the price of one share of a Fund, at the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange (“NYSE”) is open. The NYSE is closed on weekends and national holidays.

If the transfer agent receives your buy or sell request in good order before the close of regular trading on the NYSE, you will pay or receive that day’s NAV. If the transfer agent receives your buy or sell request in good order after the close of regular trading on the NYSE, you will pay or receive the next day’s NAV. See “Other Purchase, Redemption and Exchange Policies” on page [XX] for a definition of “good order.”

Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares.  As a result, a Fund’s NAV may change on days when you will not be able to purchase or redeem the Fund’s shares.

Securities held by the Funds are valued based on their current market value.  Equity securities (including securities sold short) are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded.  Securities for which there were no transactions are valued at the closing bid prices.  Securities sold short for which there were no transactions are valued at the closing ask prices.  Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices.  Otherwise, options are valued at the mean between the current bid and asked prices. The Funds value debt securities maturing within 60 days at amortized cost. If market prices are not readily available for particular securities, including private equity securities, the Funds price these securities at their fair value.

The Board of Directors has adopted a fair value pricing policy setting forth procedures to follow if market prices are not readily available for particular securities.  For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value, the security’s fair value will be determined.  In the case of private equity securities, fair value determinations will be made by the independent directors; in all other cases, the Board of Directors has delegated responsibility for making fair value determinations to the Adviser in accordance with the Funds’ fair value pricing policy.  The Board may, in the future, delegate fair value determinations regarding private equity securities to the Adviser.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Establishing an Account

All the Van Wagoner Funds are no-load. You pay no sales charge to buy, sell or exchange shares, but the Funds do charge a 12b-1 fee of up to 0.25%.  See “12b-1 Fees” on page [XX].  (There is a $10 fee for redemptions made by wire and a $15 annual maintenance fee per IRA account).

Each of the Van Wagoner Funds has the following initial investment minimums:

MINIMUM INVESTMENT	INITIAL	ADDITIONAL
Regular Accounts	$5,000	$50
IRAs	$2,000	$50
Gift to Minors	$2,000	$50
Automatic Investment Plan	$2,000	$50

The Funds may waive the minimum investment amount for qualified retirement plans. Investors must pay for purchases in U.S. dollars, by checks drawn on U.S. banks. The Funds will not accept cash, money orders, third-party checks, credit cards, credit card checks, travelers checks, starter checks or checks drawn on banks outside the United States.

Account Servicing Fee.  The Funds impose a quarterly account servicing fee of $6 to investors whose investment in a Fund, for any reason, falls below $2,500 for regular accounts and $1,000 for IRAs, UGMA and UTMA accounts. For investors in the Automatic Investment Plan (“AIP”), the quarterly account servicing fee may apply to all AIP accounts that cease contributions before reaching the applicable account minimum. The quarterly account servicing fee will not apply to investors who have a combined balance of at least $15,000 in all Van Wagoner Funds registered under the same tax identification number.

If the quarterly account servicing fee is charged, the Funds will determine the amount of your investment four times per year, generally the last Friday in March, June, September and December. If your account is less than the applicable minimum, and your combined balance is less than $15,000 in all Van Wagoner Funds registered under the same tax identification number, shares in your account will automatically be redeemed to pay the fee. The quarterly servicing fee is intended to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long-term. The Funds may, in limited circumstances and in their sole discretion, waive the imposition of the quarterly servicing fee.

Accepting orders. You must properly complete the New Account Application to establish telephone and exchange privileges. The Funds may return incomplete applications or checks.  The Funds may also reject applications if your identity cannot be verified.  See “Customer Identification Program” on page [XX].

Each Fund may reject any purchase order or refuse a telephone transaction if the Fund believes it is advisable to do so. The Funds will reject applications that do not have a U.S. address and a Social Security Number or a W-8BEN. The Funds will not accept an account if you are investing for another person as attorney-in-fact, or an account with “Power of Attorney” or “POA” in the New Account Application registration section.

Certificates. The Funds do not issue stock certificates. You will receive a statement confirming your purchase.

Opening an Account

•                  You must complete a New Account Application.  This may be requested by calling Shareholder Services at 1-800-228-2121, or found online at www.vanwagoner.com

•                  If you are opening an IRA, please complete a Traditional or Roth IRA Account Application.

By Mail

•                  Mail the completed Application with a check payable in U.S. dollars to Van Wagoner Funds to:

Van Wagoner Funds, Inc.

P.O. Box 9682

Providence, Rhode Island 02940-9682

•                  For overnight or express mail, use this address:

Van Wagoner Funds, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

•                  The Funds do not accept cash, money orders, third-party checks, credit cards, credit card checks, travelers checks, starter checks or checks drawn on banks outside the United States.

By Wire

•                  Prior to a wire purchase you must have an existing Van Wagoner Funds account. Please see wire instructions on page [XX].

Automatic Investment Plan

•                  Complete the AIP section on your New Account Application, and open your account with at least $2,000.

•                  Each month, quarter or year, the amount you specify ($50 or more) is automatically withdrawn from your bank account to buy Fund shares. You can choose to have withdrawals on any day during the month, or weekly by specifying the day of the week. You will receive quarterly statements showing these purchases.  If you do not select a day of the month for the AIP withdrawal, funds will be drafted on the 20th business day.

•                  The Funds do not charge a service fee for the AIP, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled, and you will be responsible for any resulting loss to the Funds.

•                  A 100% redemption/transfer of all funds from your account will automatically discontinue the AIP.  If you are making a redemption and wish to terminate your AIP, you may send the Funds a written request at least 10 business days before your next AIP withdrawal date or call Shareholder Services at 1-800-228-2121.

Buying Shares

•                  Once your account is established, you can access your account online and make additional purchases using Automated Clearing House (ACH) funds. Please see page [XX] for instructions on how to access your Van Wagoner account online at www.vanwagoner.com.

By Mail

•                  Send your check, plus an investment slip from a recent statement or a signed Letter of Instruction with your full account name and number.

•                  Use the addresses provided on page [XX] under “Opening an Account – By Mail.”

By Wire

•                  Please be sure to include your account number and the name of the Fund(s) to be purchased.

•                  The wire instructions are as follows:

PNC Bank

c/o Van Wagoner Funds

Pittsburgh, PA

ABA No:  031000053

Account Number:  8606905089

RFB: [Fund Name]

OBI: [Your Name and Account Number]

•                  Wired funds are considered received in good order on the day they reach the Funds’ bank account by the Funds’ purchase cut-off time (4:00 p.m. Eastern time) and all required information is provided in the wire instructions. If a wire is incomplete, it may be returned. The wire instructions will determine the terms of the purchase transaction.

By Electronic Funds Transfer

•                  The Funds require 15 calendar days to verify your bank information before initiating this privilege. If your account is already open and you would like to establish electronic funds transfer privileges, call 1-800-228-2121.

•                  Request the electronic transfer by phone or in writing, in amounts from $50 to $50,000 per day.

•                  The Funds withdraw money from the bank account you designated when establishing the privilege and invest it at the following business day’s net asset value calculated after they receive your transfer request in “good order.”

Automatic Investment Plan

•                  If your account is already open and you would like to add the AIP, please visit www.vanwagoner.com and complete the Shareholder Service Form, call 1-800-228-2121 for the form or send a Letter of Instruction.  Please send to Van Wagoner Funds or call Shareholder Services at 1-800-228-2121 for assistance. AIP investment minimums apply. Adding the AIP to your existing account requires a Medallion Signature Guarantee or a voided check, described on page [XX].

•                  The Funds require 15 calendar days to verify your bank information before initiating the AIP.

Other Purchase Policies

Right to refuse any purchase order.  The Funds reserve the right to refuse any purchase order at their discretion.  This includes exchanges from other mutual funds.  The Funds specifically may refuse (i) purchase orders or exchanges from shareholders that would result in that shareholder’s beneficial ownership in a particular Fund exceeding 5% of the Fund’s assets, and (ii) any additional purchases or exchanges made by investors who purchased shares between the effective date of this Prospectus and the date that, if approved by shareholders, the new advisory agreement and subadvisory agreements take effect.  For more information about these limitations and whether you may be prevented from purchasing additional shares of a Fund, please contact 1-800-228-2121.

Purchases through third parties. If you buy shares from a broker-dealer, financial institution or other provider, their policies and fees may differ from those described here, and your intermediary may charge a fee for its services, in addition to the fees charged by the Funds.

The Funds may accept requests to buy additional shares into a broker-dealer street name account only from the broker-dealer.

The Funds may authorize service providers and their designees to accept purchase orders on the Funds’ behalf. The Funds consider such orders received when the service provider accepts them, and price them at the next net asset value calculated after receipt by the service provider.

The Funds have agreed to allow some service providers to enter purchase orders for their customers by telephone, with payment to follow. The Funds price these telephone orders at the next net asset value calculated after the service provider receives them. The service provider is responsible for placing the orders promptly and for ensuring the Funds receive payment within the agreed-upon time period. Otherwise, the provider could be liable for resulting fees or losses.

Returned checks/insufficient funds. The Funds will charge a $20 service fee against your account for any check or electronic transfer returned unpaid. Your purchase will be cancelled, and you will be responsible for any resulting loss to the Funds.

Redemption requests shortly after purchase.  Redemption payments may be delayed up to 7 business days to make sure there are sufficient funds to cover the check or electronic transfer you used to make the purchase.

Selling Shares

You may sell, or redeem, your Fund shares. The price you receive will be the next net asset value calculated after the Funds receive your request in good order. See “Other Purchase, Redemption and Exchange Policies” on page [XX] for a definition of “good order.” Note that when you sell shares, you may realize a capital gain or loss for Federal income tax purposes.

There is no charge to redeem shares except if you:

•                  redeem by wire ($10)

•                  redeem in full from a retirement account ($15 to cover tax reporting as detailed in your IRA Disclosure Statement & Custodial Account Agreement)

•                  Please note that the Funds do not allow IRA redemptions via the telephone.

The Funds may withhold taxes on IRA redemptions to meet Federal law requirements.

The Funds reserve the right to redeem in kind—that is, in securities whose market value equals the redemption amount.  If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Once your account is established, you can access your account online at www.vanwagoner.com to sell shares.  Redemptions can be sent to you via:

•                  Automated Clearing House (ACH) funds

•                  Check mailed to address of record

•                  Wire Transfer

Please see page [XX] for instructions on how to access your Van Wagoner account online.

•                  The Funds do not allow online redemptions on IRA accounts.

By Mail

Send the Funds your unconditional written request with:

•                  the dollar amount to be redeemed

•                  the Fund’s name

•                  the name(s) on the account registration

•                  the account number

If you are redeeming from an IRA, please complete an IRA Distribution Form available at www.vanwagoner.com or by calling Shareholder Services at 1-800-228-2121.  The form will document the reason for your distribution, the payment method you prefer as well as your withholding election.

•                  Sign the request exactly as the account is registered. You will need a Medallion Signature Guarantee if:

•                  the amount to be redeemed is more than $50,000

•                  the proceeds are to be sent to someone other than the shareholders of record or to somewhere other than the address of record

•                  the request is made within 30 days of an address change

•                  you are sending in banking instructions along with your redemption request

See “Medallion Signature Guarantees,” under “Other Purchase, Redemption and Exchange Policies” on page [XX].

•                  Include any documentation required for corporate, partnership or fiduciary accounts. Call 1-800-228-2121 for details.

•                  Mail to:

Van Wagoner Funds, Inc.

P.O. Box 9682

Providence, Rhode Island 02940-9682

•                  For overnight or express mail, use this address:

Van Wagoner Funds, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

By Telephone

•                  If you did not waive this privilege on your New Account Application, you may call the Funds at 1-800-228-2121 to redeem share amounts of $500 to $50,000. You must request redemptions exceeding $50,000 in writing with all signatures guaranteed.

•                  The Funds do not allow telephone redemptions on IRA accounts.

•                  The Funds will mail proceeds to your address of record, or send by wire or electronic funds transfer to the bank account listed in your records. The Funds will deduct a $10 wire redemption fee from your proceeds.

•                  The Funds reserve the right to refuse a telephone redemption request if they consider it advisable to do so.

•                  The Funds do not accept redemption requests via fax or e-mail.

Other Redemption Policies

Payment. When you redeem shares, you will receive payment as follows:

•                  Mailed payments will be sent within 7 days of receiving redemption instructions in “good order.”

•                  Wire payments for redemptions requested by phone will usually be made on the next business day.

•                  Electronic funds transfers will ordinarily arrive at your bank 2 to 3 banking days after transmission.

The Funds may delay payment for up to 7 business days after receiving a redemption request, to allow checks or electronic transfer proceeds used to purchase Fund shares to clear. The Funds may also suspend redemptions if the NYSE closes or for other emergencies.

If the dollar amount you request to be redeemed is greater than your current account value (as determined by the NAV on the redemption date), the Funds will redeem your entire account balance.

When you redeem a partial balance from the Money Market Fund (see “Exchanging Shares” on page [XX] for details on the Money Market Fund), your proceeds will exclude accrued and unpaid income through the redemption date. If you redeem your entire balance from the Money Market Fund, it will pay separately the accrued income at the end of the month.

Redeeming shares through third parties. A broker-dealer, financial institution or other service provider may charge a fee to redeem your Fund shares. If the service provider is the shareholder of record, the Funds may accept redemption requests only from that provider.

The Funds may authorize service providers and their designees to accept redemption requests on the Funds’ behalf. The Funds consider these requests received when the provider accepts them, and price them at the next net asset value calculated.

Telephone redemptions. The Funds will not accept telephone redemption requests for payment by check for 30 days following an address change. For 30 days following an address change you must make redemption requests in writing, with all signatures medallion guaranteed.

During times of unusual market activity, you may find it difficult to redeem shares by telephone or wire. If you are unable to contact the Funds by telephone, you can mail or send, by overnight delivery, your redemption request.

Small accounts. The Funds may close your account and send you the proceeds if the value of your account falls below $500, whether by redemptions or changes in market value.

Low balance minimums do not apply to purchases made through certain programs, such as third party brokerage accounts, wrap programs or institutional retirement accounts (i.e., 401(k) Plans and 403(B) Accounts), in which the institution, and not the individual investor, is the shareholder of record.

Systematic Withdrawal Plan. If your account balance is $10,000 or more, you can request regular distributions of at least $50. Note that withdrawals may result in a gain or loss for federal income tax purposes.

If your account is already open and you would like to add a Systematic Withdrawal Plan, you can visit www.vanwagoner.com and complete the Shareholder Services Form.  Please return the completed form to the Van Wagoner Funds or call Shareholder Services at 1-800-228-2121 for assistance.  You can stop your Plan anytime without charge or penalty. The Funds may change or eliminate the Plan at any time with 60 days’ notice.  Adding this Plan to your account requires a Medallion Signature Guarantee, described on page [XX].

Frequent Purchases and Redemptions of Fund Shares

Frequent short-term trading of shares may be detrimental to the long-term performance of the Funds because it may disrupt portfolio management strategy and because it may increase a Fund’s expenses. The Board of Directors has adopted the following policies and procedures to discourage market timing. The Funds receive reports from their service providers through which they monitor purchases, exchanges and redemptions of shares, which may have a “market-timer” strategy.  You may be considered a market timer if you appear to follow a market-timing pattern (e.g., frequent purchases and sales of Fund shares).  Therefore, the Funds may suspend or terminate, without notice, the exchange privilege of any investor who uses it excessively or the purchase privileges of any investor who purchases or redeems excessively. “Excessively” is defined as 5 (five) or more complete exchanges (or purchases and redemptions)—into and out of—one Fund within a twelve-month period, though the Fund reserves the right to impose restrictions if there are less frequent transactions. Some investors purchase Fund shares through a financial intermediary that establishes an omnibus account in a Fund for its customers and submits a net order to purchase or redeem shares after combining its customer orders.  These intermediaries have agreed to provide trading information about their customers to a Fund upon request, and to restrict or block purchases of any shareholder requested by a Fund.  From time to time, the Funds may put in place other procedures or practices to detect and/or discourage market timing by shareholders. However, you should be aware that the Funds’ procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place, especially through financial intermediaries.  The Funds will take reasonable steps to seek cooperation from any intermediary through which the Funds believe excessive short-term trading activity is taking place.

Exchanging Shares

You can exchange shares of one Van Wagoner Fund for those of any other Van Wagoner Fund available for investment.  You can also exchange your Van Wagoner Funds shares for those of the Northern U.S. Government Money Market Fund (the “Money Market Fund”).  The minimum to establish such an account is $1,000; for additions, it is $50.  Call 1-800-228-2121 for the Money Market Fund Prospectus and read it carefully before investing.  Note that an exchange is an ordinary sale and purchase for Federal income tax purposes; you may realize a capital gain or loss.

How It Works

You can request an exchange online at www.vanwagoner.com, in writing or by phone (if you have not declined this privilege). Shares from your existing account are redeemed at the next net asset value calculated after the Funds receive your instructions in “good order.” The proceeds are used to buy shares in the Money Market Fund or another Van Wagoner Fund (also priced at the next net asset value calculated after the Funds receive your instructions in “good order”).

If you are opening a new account with an exchange, the transaction must meet account minimums. If you are adding to an account, the exchange must be $500 or more. New accounts will have the same registration and privileges as your existing account unless you specify otherwise.

When you exchange from a Fund into the Money Market Fund or make an additional purchase, dividends begin to accrue on the Money Market shares purchased the day after the exchange or the additional purchase. When you exchange a partial or entire balance out of the Money Market Fund, your proceeds exclude accrued and unpaid dividends through the exchange date. When you are exchanging your entire Money Market Fund balance, the Money Market Fund will not exchange accrued and unpaid dividends at the time of exchange. The Money Market Fund will distribute a check to the shareholder of record at the end of the month.

Telephone Exchanges

Follow the instructions under “Selling Shares – By Telephone.”

Automatic Exchange Plan

You may make automatic monthly exchanges from one Van Wagoner Fund to another or from the Money Market Fund to a Van Wagoner Fund. The minimum transaction is $50. You may exchange only once a month either on the 5th or 20th business day of each month. Keep in mind that an exchange is an ordinary sale and purchase for Federal income tax purposes; you may realize a capital gain or loss.

If your account is already open and you would like to add an Automatic Exchange Plan, you can visit www.vanwagoner.com and complete the Shareholder Services Form.  Please return the completed form to the Van Wagoner Funds or call Shareholder Services at 1-800-228-2121 for assistance.  Your account must meet minimum account requirements before you establish this plan. You can stop your plan at any time without charge or penalty.  The Fund may change or eliminate the Plan at any time with 60 days’ notice.

Other Purchase, Redemption and Exchange Policies

Good Order

The Funds must receive your request to buy, sell or exchange shares in good order. The request must include:

•                  The Fund’s name and your account number

•                  The dollar amount or number of shares you want to buy or sell

•                  Signatures of all owners, exactly as registered on the account

•                  Signature guarantees for the following:

•                  if the amount to be redeemed is more than $50,000

•                  if the proceeds are to be sent to someone other than the shareholders of record or to somewhere other than the address of record

•                  if the request is made within 30 days of an address change

•                  Any documentation required for redemptions by corporations, estates, trusts and other organizations

Telephone and Internet Transactions

Unless you waive telephone privileges on your New Account Application, you automatically have the privilege to make telephone inquiries, exchanges and redemptions. Once your account is established, you must make requests to change these privileges in writing, signed by each registered holder of the account, with all signatures medallion guaranteed. A notary public is not an acceptable guarantor.

The Funds will take reasonable measures to prevent unauthorized telephone and Internet transactions and will not be liable for such transactions. The Funds reserve the right to refuse a telephone or Internet transaction.

The Funds also reserve the right to revoke the transaction privileges, or redeem the account, of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making transactions or inquiries on their account.

Medallion Signature Guarantees

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc., Medallion Signature Program (“MSP”). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted.

Adding Banking Information to your Existing Account

You may add banking information to your existing Van Wagoner Funds account by:

•                  Visiting www.vanwagoner.com and completing the Shareholder Services Form.  Please return the completed form to the Van Wagoner Funds or call Shareholder Services at 1-800-228-2121 for assistance.

•                  Providing Van Wagoner with a letter of instruction, complete with a blank, voided check with bank account and routing number information.

•                  Providing Van Wagoner with a Medallion Signature Guaranteed letter of instruction containing the following information: name of bank, address of bank, bank routing number, name(s) on the bank account and your account number.

•                  Please note that adding banking information to an established account requires a Medallion Signature Guarantee, described on page [XX].

Dividends, other Distributions and Taxes

The Funds intend to pay dividends from net investment income, if any, and to distribute net realized capital gains and net gains from foreign currency transactions, if any, at least annually. Each Fund will reinvest these dividends and other distributions in additional Fund shares unless you request otherwise in writing to the Fund.

Whether you receive dividends and other distributions in cash or reinvest them, they are generally subject to federal income tax.  Dividends a Fund pays to you from its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions) and designated by the Fund as such generally are subject to federal income tax for individual shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain through December 31, 2010 — a maximum of 15%.  A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations under certain circumstances.  Distributions to you of a Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, at the 15% rate (through December 31, 2010), regardless of how long you have held your Fund shares.

In January of each year the Funds will give you an annual statement about the tax treatment of dividends and other distributions you received or reinvested during the previous year. Because everyone’s tax situation is unique, and state and local law may also affect you, the Funds strongly suggest you consult your tax adviser.

Each Fund must withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next sentence, “backup withholding”).  Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason.

12b-1 Fees

The Funds’ plan under Rule 12b-1 allows each Fund to use up to 0.25% of its average daily net assets to pay sales distribution and other fees for the sale of its shares and for services provided to its investors. Because these fees are paid out of a Fund’s assets year after year, over time they will increase the cost of your investment and may exceed other types of sales charges.

Shareholder Services

Once your account is established, you can access your account online at www.vanwagoner.com. To register for online account access, please go to www.vanwagoner.com and click on Account Access and then Enroll for Online Account Services. This secure, 24/7 access to your Van Wagoner Funds account allows you to:

•                  view all accounts and current balances

•                  get detailed transaction history of your account(s)

•                  look at your distribution history

•                  buy, exchange or sell shares

•                  check current and historical fund prices (i.e., Net Asset Value)

•                  see current fund performance

•                  sign up for electronic delivery of important fund reports

•                  view current and historical account statements

Automated Telephone Information

Use a touch-tone phone to access information about the Funds and your account anytime. During regular business hours (8:00 a.m. - 8:00 p.m. Eastern Time, Monday through Friday), you may choose to speak with a Shareholder Services Representative by calling 1-800-228-2121.

With automated shareholder services, you can:

•                  order duplicate forms and statements

•                  order fund literature

•                  listen to recent market and portfolio commentaries by Garrett Van Wagoner

Statements and Reports

As a shareholder you will receive:

•                  Confirmation statements. You will receive a confirmation statement after each transaction that affects your account balance or registration. AIP participants receive quarterly confirmations of all automatic transactions.

•                  Account statements. All shareholders receive quarterly account statements. You can order additional copies of statements for the current and preceding years at no charge.  Call 1-800-228-2121.

If you need to contact the Funds about your account, you can write to us at:

Van Wagoner Funds, Inc.

P.O. Box 9682

Providence, Rhode Island 02940-9682

For overnight or express mail:

Van Wagoner Funds, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

•                  Financial reports. Shareholders receive financial reports twice a year. Annual reports include audited financial statements. To reduce expenses and duplicative mail, we will send only one copy of each report (i.e., prospectus, proxy statement, annual and semi-annual report) to each household address (i.e., householding). If you do not wish to participate in householding, or wish to discontinue householding at any time, please call Shareholder Services at 1-800-228-2121. We will resume separate mailings for your account within 30 days of your request.

eDelivery

You can sign up for edelivery to receive Van Wagoner Funds shareholder communications for your mutual fund account(s) via electronic delivery.  These shareholder communications include:

Prospectuses

Annual Reports

Semi-Annual Reports

Quarterly Account Statements

Periodic Transaction Confirmation Statements

Informational eMailings

Once your account is established, you can sign up for edelivery by accessing your account via “Account Access” at www.vanwagoner.com.  As soon as the Van Wagoner Funds shareholder communications documents become available, you will be notified by e-mail and provided with a secure Internet link directing you to log on to our website to view or download the document.

Automatic Plans

The Funds offer an AIP, described under “Opening an Account”; a Systematic Withdrawal Plan, described under “Selling Shares”; and an Automatic Exchange Plan, described under “Exchanging Shares.”

Retirement Plans

The Funds offer several retirement accounts and employer plans: IRA, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts. In addition, the Funds can be used as investment options for other types of retirement plans. There is a $15 annual maintenance fee per IRA account.  The IRA annual maintenance fee may be paid by the participant in addition to the maximum annual contribution to his or her IRA.  If the fee is not included, the custodian will deduct the fee from your account at year-end or at the time the account is closed.  You will be given at least 30 days written notice prior to any fee changes.  For more information call 1-800-228-2121.

Customer Identification Program

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the New Account Application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located inside the cover of this prospectus.

APPENDIX E

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, since inception.  Some of the information reflects results for one Fund share.  “Total return” is the rate your investment would have earned (or lost), assuming you reinvested all dividends and distributions.  The information for the year ended December 31, 2007 and 2006 was audited by Tait, Weller & Baker LLP.  The information for periods prior to 2006 was audited by the Funds’ prior independent registered public accounting firm.  The Funds’ 2007 financial statements are included in the Annual Report, which is available upon request.

For a Fund Share Outstanding Throughout the Period Ending December 31,

	GROWTH OPPORTUNITIES FUND
	2007	2006	2005	2004	2003(1)

Net Asset Value, Beginning of Period	$9.92	$9.69	$11.15	$13.10	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.77)	(0.61)	(0.55)	(0.35)	(0.23)
Net realized and unrealized gains (losses) on investments	(0.35)	0.84	(0.91)	(1.43)	5.55

Total from investment operations	(1.12)	0.23	(1.46)	(1.78)	5.32

DISTRIBUTIONS:
Net realized gains	—	—	—	(0.17)	(2.22)

Net Asset Value, End of Period	$8.80	$9.92	$9.69	$11.15	$13.10

Total Return(2)	(11.29)%	2.48%	(13.11)%	(13.64)%	54.01%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	$6,855	$11,194	$14,956	$25,986	$36,225
Ratio of expenses to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(2)(3)	6.50%	5.34%	5.01%	2.76%	2.87%
Net of waivers and reimbursements and before fees and expenses paid indirectly by brokers(2)(4)	6.66%	6.03%	5.32%	3.44%	3.85%
Before waivers and reimbursements and expenses paid indirectly by brokers(4)	7.55%	6.44%	5.32%	3.44%	4.01%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(2)	(6.45)%	(5.06)%	(4.47)%	(2.63)%	(2.81)%
Before waivers and reimbursements and expenses paid indirectly by brokers	(7.49)%	(6.17)%	(4.77)%	(3.32)%	(3.95)%
Portfolio turnover rate	245%	828%	570%	324%	315%

(1)   Commencement of operations was March 1, 2003.

(2)   For the years ended December 31, 2005 and December 31, 2004, no expenses were waived or reimbursed.

(3)   Excludes dividends on short sales.

(4)   Includes dividends on short sales.

For a Fund Share Outstanding Throughout the Period Ending December 31,

	EMERGING GROWTH FUND
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$4.60	$4.15	$5.35	$6.36	$4.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.25)	(0.18)	(0.18)	(0.12)	(0.12)
Net realized and unrealized gains (losses) on investments	(0.11)	0.63	(1.02)	(0.89)	2.16

Total from investment operations	(0.36)	0.45	(1.20)	(1.01)	2.04

Net Asset Value, End of Period	$4.24	$4.60	$4.15	$5.35	$6.36

Total Return	(7.83)%	10.84%	(22.29)%	(16.04)%	47.22%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	$22,211	$35,450	$40,038	$85,100	$124,388
Ratio of expenses to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)(2)	4.76%	3.70%	3.53%	2.06%	2.04%
Net of waivers and reimbursements and before fees and expenses paid indirectly by brokers(1)(3)	5.03%	4.44%	4.21%	2.84%	2.36%
Before waivers and reimbursements and expenses paid indirectly by brokers(3)	5.88%	4.81%	4.21%	2.84%	2.77%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)	(4.70)%	(3.46)%	(3.28)%	(1.96)%	(2.00)%
Before waivers and reimbursements and expenses paid indirectly by brokers	(5.82)%	(4.57)%	(3.96)%	(2.74)%	(2.73)%
Portfolio turnover rate	245%	778%	468%	223%	359%

(1)   For the years ended December 31, 2005 and December 31, 2004, no expenses were waived or reimbursed.

(2)   Excludes dividends on short sales.

(3)   Includes dividends on short sales.

VAN WAGONER FUNDS, INC.

Emerging Growth Fund

3 Embarcadero Center

Suite 1120

San Francisco, California 94111

(800) 228-2121

STATEMENT OF ADDITIONAL INFORMATION

DATED [JULY 17], 2008

This Statement of Additional Information (“SAI”) relates specifically to the reorganization of Growth Opportunities Fund into Emerging Growth Fund, whereby Growth Opportunities Fund will transfer all of its assets to Emerging Growth Fund, and shareholders of Growth Opportunities Fund will receive shares of Emerging Growth Fund, in exchange for their shares.  This SAI consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein:

(1)

The audited financial statements of Growth Opportunities Fund and Emerging Growth Fund (series of the Van Wagoner Funds, Inc.), notes thereto, and the report of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to such audited financial statements, included in the Annual Report to Shareholders of the Van Wagoner Funds, Inc. for the fiscal year ended December 31, 2007.

(2)	The Statement of Additional Information of the Van Wagoner Funds, Inc., dated April 11, 2008, as supplemented to date.

This SAI is not a prospectus and should be read only in conjunction with the combined Proxy Statement and Prospectus dated [July 17], 2008 relating to the above-referenced matter.  A copy of the combined Proxy Statement and Prospectus may be obtained by calling the Van Wagoner Funds at (800) 228-2121.

1

Pro Forma Financial Statements (unaudited)

The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of December 31, 2007 and the unaudited pro forma condensed Statement of Operations for the twelve-month period ended December 31, 2007 for the Growth Opportunities Fund and Emerging Growth Fund, as adjusted, giving effect to the Reorganization of these Funds.

1

GROWTH OPPORTUNITIES FUND

EMERGING GROWTH FUND

PRO FORMA

Statements of Assets and Liabilities

December 31, 2007

	GROWTH OPPORTUNITIES FUND	EMERGING GROWTH FUND	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		Combined (1)

ASSETS:
Investments, at value	$6,996,718	$22,554,092			$29,550,810
Cash	1	1			2
Receivable for investments sold	46,920	104,881			151,801
Receivable for Fund shares sold	200	146			346
Interest receivable	182	1,214			1,396
prepaid expenses and other assets	77,425	298,672			376,097
Total Assets	$7,121,446	$22,959,006	0		$30,080,452

LIABILITIES:
Payable for investments purchased	147,171	499,312			646,483
Payable for fund shares redeemed	44,697	93,559			138,256
Accrued fund accounting and administration fees	15,001	22,501			37,502
Accrued audit fees	16,500	18,000			34,500
Accrued transfer agent fees	17,601	30,833			48,434
Accrued investment advisory fees	6,009	19,366			25,375
Accrued expenses and other liabilities	19,742	64,087	26,000	(2)	109,829
Total Liabilities	266,721	747,658	26,000	(2)	1,040,379

NET ASSETS	$6,854,725	$22,211,348	$(26,000	)(2)	$29,040,073

NET ASSETS CONSIST OF:
Capital stock	$6,360,553	$538,506,040	(26,000	)(2)	$544,840,593
Accumulated net realized loss on investments	(342,550)	(519,200,498)			(519,543,048)
Net unrealized appreciation on investments	836,722	2,905,806			3,742,528
Net Assets	$6,854,725	$22,211,348	$(26,000	)(2)	$29,040,073

CAPITAL STOCK, $0.0001 par value
Authorized	100,000,000	100,000,000			200,000,000
Issued and outstanding (A)	778,788	5,240,944	838,639		6,858,371

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)	$8.80	$4.24			$4.24

(A) Common Shares of Growth Opportunities Fund are exchanged for Common Shares of Emerging Growth Fund to be established upon consummation of the merger.

(1) Emerging Growth Fund will be the accounting survivor of the Reorganization.

(2) Adjustment for reorganization costs.

See accompanying notes to pro forma financial statements.

2

GROWTH OPPORTUNITIES FUND

EMERGING GROWTH FUND

PRO FORMA

Portfolio of Investments

December 31, 2007

	GROWTH OPPORTUNITIES FUND	GROWTH OPPORTUNITIES FUND	EMERGING GROWTH FUND	EMERGING GROWTH FUND
	Shares/Par	Market Value	Shares/Par	Market Value	Pro Forma Combined	Pro Forma Combined
Security Name	Historical	Historical	Historical	Historical	Shares/Par	Market Value

Cellular Telecommunications
Airspan Networks, Inc.*	65,600	$115,456	203,087	$357,433	268,687	$472,889

Computers - Integrated Systems
Riverbed Technology, Inc.*	6,500	173,810	20,000	534,800	26,500	708,610

Computers & Peripherals
3PAR, Inc.*	16,000	204,800	50,000	640,000	66,000	844,800
Data Domain, Inc.*	6,500	171,210	20,000	526,800	26,500	698,010
Netezza Corp.*	12,500	172,500	40,000	552,000	52,500	724,500
		548,510		1,718,800		2,267,310

Electronic Components - Semiconductor
Bookham, Inc.*	75,000	178,500	240,000	571,200	315,000	749,700

Electronic Design Automation
Comtech Group, Inc.*	7,000	112,770	21,500	346,365	28,500	459,135

Insurance Brokers
eHealth, Inc.*	2,500	80,275	7,500	240,825	10,000	321,100

Internet Software & Services
AsiaInfo Holdings, Inc.*	32,500	357,500	102,500	1,127,500	135,000	1,485,000
GigaMedia Ltd.*	15,000	281,250	50,000	937,500	65,000	1,218,750
Mercadolibre, Inc.*	2,250	166,230	7,000	517,160	9,250	683,390
NaviSite, Inc.*	13,400	67,804	44,800	226,688	58,200	294,492
Omniture, Inc.*	3,000	99,870	10,000	332,900	13,000	432,770
SINA Corp. (China)*	2,000	88,620	6,000	265,860	8,000	354,480
Sohu.com, Inc.*	2,000	109,040	6,000	327,120	8,000	436,160
		1,170,314		3,734,728		4,905,042

Medical Information Systems
Phase Forward, Inc.*	3,500	76,125	12,500	271,875	16,000	348,000

Networking Products
Acme Packet, Inc.*	12,500	157,375	40,000	503,600	52,500	660,975
Foundry Networks, Inc.*	9,500	166,440	30,000	525,600	39,500	692,040
Infinera Corp.*	12,500	185,500	40,000	593,600	52,500	779,100
Starent Networks Corp.*	9,000	164,250	28,000	511,000	37,000	675,250
Veraz Networks, Inc.*	15,000	72,300	50,000	241,000	65,000	313,300
		745,865		2,374,800		3,120,665

Retail - Jewelery
Fuqi International, Inc.*	12,500	103,750	40,000	332,000	52,500	435,750

3

GROWTH OPPORTUNITIES FUND

EMERGING GROWTH FUND

PRO FORMA

Portfolio of Investments

December 31, 2007

	GROWTH OPPORTUNITIES FUND	GROWTH OPPORTUNITIES FUND	EMERGING GROWTH FUND	EMERGING GROWTH FUND
	Shares/Par	Market Value	Shares/Par	Market Value	Pro Forma Combined	Pro Forma Combined
Security Name	Historical	Historical	Historical	Historical	Shares/Par	Market Value
Semiconductor & Semiconductor Equipment
ANADIGICS, Inc.*	22,500	260,325	70,000	809,900	92,500	1,070,225
Applied Micro Circuits Corp.*	23,750	207,575	75,000	655,500	98,750	863,075
Atheros Communications, Inc.*	4,000	122,160	12,500	381,750	16,500	503,910
Cavium Networks, Inc.*	6,250	143,875	20,000	460,400	26,250	604,275
EMCORE Corp.*	27,600	422,280	89,800	1,373,940	117,400	1,796,220
FormFactor, Inc.*	4,750	157,225	15,000	496,500	19,750	653,725
Mellanox Technologies Ltd.*	5,000	91,100	16,500	300,630	21,500	391,730
NetLogic Microsystems, Inc.*	3,000	96,600	10,000	322,000	13,000	418,600
PLX Technology, Inc.*	10,000	93,000	32,500	302,250	42,500	395,250
		1,594,140		5,102,870		6,697,010

Software & Services
CommVault Systems, Inc.*	7,500	158,850	25,000	529,500	32,500	688,350
Ctrip.com International Ltd. ADR	2,250	129,308	7,500	431,025	9,750	560,333
Interactive Intelligence, Inc.*	3,000	79,050	10,000	263,500	13,000	342,550
Nuance Communications, Inc.*	4,250	79,390	12,500	233,500	16,750	312,890
Phoenix Technologies Ltd.*	8,500	109,480	27,500	354,200	36,000	463,680
Priceline.com, Inc.*	1,250	143,575	4,000	459,440	5,250	603,015
Synchronoss Technologies, Inc.*	4,000	141,760	12,500	443,000	16,500	584,760
		841,413		2,714,165		3,555,578

Telecommunication Equipment
Opnext, Inc.*	22,500	199,125	70,000	619,500	92,500	818,625
ShoreTel, Inc.*	6,000	83,820	20,000	279,400	26,000	363,220
Sunrise Telecom, Inc.*	205,800	421,890	639,700	1,311,385	845,500	1,733,275
		704,835		2,210,285		2,915,120

Telecommunication Equipment - Fiber Optics
Ciena Corp.*	4,500	153,495	15,000	511,650	19,500	665,145

Wireless Equipment
Aruba Networks, Inc.*	11,500	171,465	37,500	559,125	49,000	730,590
Ceragon Networks Ltd.*	15,000	148,350	47,500	469,775	62,500	618,125
		319,815		1,028,900		1,348,715
SHORT-TERM INVESTMENT
PNC Bank Money Market Account		77,645		503,396		581,041

Total Investments at Market Value		$6,996,718		$22,554,092		$29,550,810

Total Investments at Cost		$6,159,996		$19,648,286		$25,808,282

* Non-income producing.

ADR American-Depository Receipt

4

GROWTH OPPORTUNITIES FUND

EMERGING GROWTH FUND

PRO FORMA

Statement of Operations

For the Twelve Months Ended December 31, 2007

	GROWTH OPPORTUNITIES FUND	EMERGING GROWTH FUND	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		Combined (1)

INVESTMENT INCOME:
Interest	$3,181	$10,824			$14,005
Dividends	1,832	5,178			7,010
Total Investment Income	5,013	16,002	0		21,015

EXPENSES:
Investment advisory fees	175,693	524,895	(450,185)	A	250,403
Insurance expense	79,761	253,782			333,543
Transfer agent fees and expenses	146,449	235,467	(48,238)	B	333,678
Directors’ and officer’s fees, salary and expenses	56,371	171,913			228,284
Legal fees	45,235	167,099			212,334
Fund accounting and administration fees	90,001	90,001	(90,002)	B	90,000
Distribution fees	23,244	70,796	(43,959)	B	50,081
Printing and postage expenses	20,817	60,083	(16,222)	B	64,678
Audit fees	16,500	18,000	(16,000)	B	18,500
Custody fees	13,965	14,552			28,517
State registration fees	6,069	4,991			11,060
Miscellaneous expenses	27,535	53,963			81,498

Total Expenses	701,640	1,665,542	(664,606)		1,702,576
Advisory fee waiver	(82,719)	(241,713)	324,432	A	0
Expenses paid indirectly by brokers	(14,545)	(75,944)	0		(90,489)

Net Expenses	604,376	1,347,885	(340,174)		1,612,087

NET INVESTMENT LOSS	(599,363)	(1,331,883)	340,174		(1,591,072)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	7,045	369,992			377,037
Change in net unrealized appreciation or depreciation on investments	(289,279)	(896,541)			(1,185,820)
	(282,234)	(526,549)	0		(808,783)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(881,597)	$(1,858,432)	$340,174		$(2,399,855)

(A) Adjustment for new advisory fee agreement

(B) Decrease due to elimination of duplicative expenses achieved by merging the Funds.

(1) Emerging Growth Fund will be the accounting survivor of the Reorganization.

See accompanying notes to pro forma financial statements.

5

Growth Opportunities Fund

Emerging Growth Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1–Basis of Combination:

At a meeting held on May 9, 2008, the Board of Directors of the Van Wagoner Funds, Inc., on behalf of the Growth Opportunities Fund and Emerging Growth Fund, approved an Agreement and Plan of Reorganization and Termination pursuant to which, subject to approval by the shareholders of the Growth Opportunities Fund, the Growth Opportunities Fund will transfer all of its assets, subject to its liabilities, to the Emerging Growth Fund in exchange for a number of Emerging Growth Fund shares equal in value to the assets less liabilities of the Growth Opportunities Fund (the “Reorganization”).  The Emerging Growth Fund shares will then be distributed to the Growth Opportunities Fund’s shareholders on a pro rata basis, and the Growth Opportunities Fund will then be terminated.

The Reorganization will be accounted for as a tax-free merger of investment companies.  The accounting survivor in the proposed Reorganization will be the Emerging Growth Fund.  The pro forma statements of investments, assets and liabilities and operations give effect to the proposed Reorganization as if such reorganization had taken place on January 1, 2007 and should be read in conjunction with the historical financial statements of the Growth Opportunities Fund and the Emerging Growth Fund included or incorporated by reference in the Statement of Additional Information in the Registration Statement filed on Form N-14, of which the pro forma combined financial statements form a part.  The pro forma combined financial statements are presented as of and for the year ended December 31, 2007 for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred on December 31, 2007.  The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.

The Growth Opportunities Fund will bear the costs of the Reorganization incurred prior to the completion of the Reorganization.

NOTE 2—Summary of Significant Accounting Policies

Portfolio Valuation:  Securities held by the Funds are valued based on their current market value.  Equity securities (including securities sold short) are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded.  Securities for which there were no transactions are valued at the closing bid prices.  Securities sold short for which there were no transactions are valued at the closing ask prices.  Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices.  Otherwise, options are valued at the mean between the current bid and asked prices.  The Funds value debt securities maturing within 60 days at amortized cost.  If market prices are not readily available for particular securities, including private equity securities, the Funds price these securities at their fair value.

The Board of Directors has adopted a fair value pricing policy for procedures to follow if market prices are not readily available for particular securities.  For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value, Van Wagoner Capital Management, Inc. (or independent directors in the case of private equity securities) will determine the security’s fair value.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.  There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Security Transactions and Investment Income:  Investment transactions are accounted for on a trade date basis.  Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

6

NOTE 3—Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Growth Opportunities Fund on December 31, 2007 by the net asset value per share of the Emerging Growth Fund on December 31, 2007.  A total of 1,617,427 of additional shares was assumed issued in the Reorganization.

NOTE 4—Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Reorganization had taken place as of January 1, 2007.  Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Reorganization, the actual amount of such expenses may differ from the estimates because it is not possible to predict the cost of future operations.

NOTE 5 – Merger Costs:

Reorganization costs of $26,000 are included in the pro forma statement of assets and liabilities.  These non-recurring costs represent the estimated expenses of the Funds carrying out their obligations under the Reorganization and consist of management’s estimate of legal fees, accounting fees, printing costs, solicitation costs and mailing charges related to the Reorganization.

NOTE 6—Federal Income Taxes:

Each Fund intends to comply with the requirements of the Subchapter M of Internal Revenue Code necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders, which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds intend to retain capital gains that may be offset against available capital loss carryforwards for federal income tax purposes.

7

VAN WAGONER FUNDS, INC.

FORM N-14

PART C

OTHER INFORMATION

Item 15.       Indemnification.

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

ARTICLE VII

GENERAL PROVISIONS

Section 7. Indemnification.

A.

The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgment, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B.

In the absence of an adjudication which expressly absolves the corporate representatives, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who are not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate

C.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create neither a presumption that the corporate representative met nor a presumption that the corporate representative did not meet the applicable standard of conduct set forth in paragraph A unless such a presumption is specified by the Maryland General Corporation Law, the Investment Company Act of 1940 or in interpretations thereof by courts or the Securities and Exchange Commission.

D.

Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E.

The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to be benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F.

This corporation shall have the power to purchase and maintain insurance on behalf of any corporate representatives against any liability asserted against him or her and incurred by his or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify his or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representatives against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G.

“Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred of paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.       Exhibits.

Exhibit Number	Description

(1)	(a)

Registrant’s Articles of Incorporation (including all amendments through December 31, 1999) is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.

(b)

Articles of Amendment to Articles of Incorporation dated April 19, 2000 is incorporated by reference to Exhibit a-2 of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A.

(c)

Articles Supplementary to Articles of Incorporation dated December 18, 2002 is incorporated by reference to Exhibit a-2.2 of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A.

2

Exhibit Number	Description

(2)	(a)	Registrant’s By-Laws is incorporated by reference to Exhibit 2 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A.

	(b)	Amendment to By-Laws dated June 9, 2004 is incorporated by reference to Exhibit (b)(1) of Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A.

	(c)	Amendment to By-Laws dated November 16, 2004 is incorporated by reference to Exhibit (b)(2) of Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A.

	(d)	Amendment to By-Laws dated March 7, 2005 is incorporated by reference to Exhibit (b)(3) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

	(e)	Amendment to By-Laws dated May 24, 2006 is incorporated by reference to Exhibit (b)(4) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A.

(3)	Voting Trust Agreement. Not Applicable.

(4)	Plan of Reorganization and Termination. Filed herewith as Appendix A to the combined Proxy Statement and Prospectus.

(5)	Instruments Defining Rights of Security Holder – Not applicable.

(6)	(a)

Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Van Wagoner Funds, Inc. on behalf of the Small-Cap Growth Fund dated September 1, 2003 is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(b)

Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Van Wagoner Funds, Inc. on behalf of the Growth Opportunities Fund dated February 24, 2003 is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(c)

Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Van Wagoner Funds, Inc. on behalf of the Emerging Growth Fund dated September 1, 2003 is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(d)

Amendment dated January 1, 2006 to Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Van Wagoner Funds, Inc. on behalf of the Small-Cap Growth Fund dated September 1, 2003 is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(e)

Amendment dated January 1, 2006 to Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Van Wagoner Funds, Inc. on behalf of the Growth Opportunities Fund dated February 24, 2003 is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

3

Exhibit Number	Description

(f)

Amendment dated January 1, 2006 to Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Van Wagoner Funds, Inc. on behalf of the Emerging Growth Fund dated September 1, 2003 is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(7)	(a)

Underwriting Agreement by and between Registrant and PFPC Distributors, Inc. dated January 1, 2004 is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A.

(b)

Amendment to Underwriting Agreement by and between Registrant and PFPC Distributors, Inc. is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A.

(8)	Bonus or Profit Sharing Contracts – Not applicable.

(9)

Form of Custody Agreement by and between Registrant and PFPC Trust Company is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A.

(10)	(a)

Registrant’s Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 is incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A.

(b) 18f-3 Plan – Not applicable.

(11)	Opinion of Counsel as to Legality of Shares –filed herewith.

(12)	Opinion of Counsel Supporting Tax Matters - to be filed by amendment within a reasonable time after closing.

(13)	(a)

Administration and Accounting Services Agreement by and between Registrant and PFPC Inc. is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A.

(b) (i)

Transfer Agency Services Agreement by and between Registrant and PFPC, Inc. is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A.

(ii)

Amendment dated June 21, 2006 to Transfer Agency Agreement by and between Registrant and PFPC Inc. is incorporated by reference to Exhibit (h)(2)(i) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A.

(14)	Consent of Independent Registered Public Accounting Firm –filed herewith.

(15)	Omitted Financial Statements – Not applicable.

(16)	Powers of Attorney are filed herewith.

4

Exhibit Number	Description

(17)	(a)	Form of proxy for Growth Opportunities Fund –filed herewith

	(b)	Statement of Additional Information for Growth Opportunities Fund and Emerging Growth Fund, dated April 11, 2008, and supplements thereto, are filed herewith.

	(c)	Annual Report, dated December 31, 2007, for the Growth Opportunities Fund and Emerging Growth Fund is filed herewith.

5

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file an amendment to the registration statement, pursuant to Rule 485(b) of Regulation C of the 1933 Act, for the purpose of including Exhibit 12, Opinion of Counsel Supporting Tax Matters within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), this registration statement has been signed on behalf of the Registrant, in the City of San Francisco, the State of California, on this 17th day of June, 2008.

VAN WAGONER FUNDS, INC.

By:	/s/ Susan Freund

Name: Susan Freund
Title: President and Principal Executive Officer;
Treasurer and Principal Financial and
Accounting Officer

As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Susan Freund	President and	June 17, 2008
Susan Freund	Principal Executive Officer,
Treasurer and Principal
Financial and Accounting
Officer

/s/ Edward Pittman*	Director	June 17, 2008
Edward Pittman

/s/ Greg Linn*	Director	June 17, 2008
Greg Linn

/s/ Edward Peterson*	Director	June 17, 2008
Edward Peterson

/s/ Jay Jacobs*	Director	June 17, 2008
Jay Jacobs

* By:	/s/ Susan Freund
as Attorney-in-Fact and Agent pursuant to Power of Attorney

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